                                                                  Exhibit 10.3



                                  $135,000,000



                                CREDIT AGREEMENT

                                      AMONG


                       SPANISH BROADCASTING SYSTEM, INC.,

                                  AS BORROWER,

                                   THE LENDERS

                         FROM TIME TO TIME PARTY HERETO,

               MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED

                                       AND

                          DEUTSCHE BANK SECURITIES INC.

                           AS CO-DOCUMENTATION AGENTS,


                                       AND


                          LEHMAN COMMERCIAL PAPER INC.,

                AS SYNDICATION AGENT AND AS ADMINISTRATIVE AGENT


                          DATED AS OF OCTOBER 30, 2003


===============================================================================


                              LEHMAN BROTHERS INC.

              SOLE ADVISOR, SOLE LEAD ARRANGER AND SOLE BOOK RUNNER




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                                TABLE OF CONTENTS

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SECTION 1.        DEFINITIONS....................................................................................1

         1.1      Defined Terms..................................................................................1

         1.2      Other Definitional Provisions.................................................................26

SECTION 2.        AMOUNT AND TERMS OF COMMITMENTS...............................................................26

         2.1      Term Loan Commitments.........................................................................26

         2.2      Procedure for Term Loan Borrowing.............................................................26

         2.3      Repayment of Term Loans.......................................................................27

         2.4      Revolving Credit Commitments..................................................................27

         2.5      Procedure for Revolving Credit Borrowing......................................................27

         2.6      Swing Line Commitment.........................................................................28

         2.7      Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.............................28

         2.8      Repayment of Loans; Evidence of Indebtedness..................................................29

         2.9      Commitment Fees, etc..........................................................................30

         2.10     Termination or Reduction of Revolving Credit Commitments......................................30

         2.11     Optional Prepayments..........................................................................30

         2.12     Mandatory Prepayments and Commitment Reductions...............................................31

         2.13     Conversion and Continuation Options...........................................................33

         2.14     Minimum Amounts and Maximum Number of Eurodollar Tranches.....................................33

         2.15     Interest Rates and Payment Dates..............................................................33

         2.16     Computation of Interest and Fees..............................................................34

         2.17     Inability to Determine Interest Rate..........................................................34

         2.18     Pro Rata Treatment and Payments...............................................................35

         2.19     Requirements of Law...........................................................................36

         2.20     Taxes.........................................................................................37

         2.21     Indemnity.....................................................................................39

         2.22     Illegality....................................................................................39

         2.23     Change of Lending Office......................................................................39

         2.24     Replacement of Lenders under Certain Circumstances............................................39

SECTION 3.        LETTERS OF CREDIT.............................................................................40

         3.1      L/C Commitment................................................................................40

         3.2      Procedure for Issuance of Letter of Credit....................................................40

         3.3      Fees and Other Charges........................................................................40

         3.4      L/C Participations............................................................................41

         3.5      Reimbursement Obligation of the Borrower......................................................42

         3.6      Obligations Absolute..........................................................................42

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                                TABLE OF CONTENTS
                                   (continued)

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         3.7      Letter of Credit Payments.....................................................................42

         3.8      Applications..................................................................................43

SECTION 4.        REPRESENTATIONS AND WARRANTIES................................................................43

         4.1      Financial Condition...........................................................................43

         4.2      No Change.....................................................................................43

         4.3      Existence; Compliance with Law................................................................43

         4.4      Power; Authorization; Enforceable Obligations.................................................44

         4.5      No Legal Bar..................................................................................44

         4.6      No Material Litigation........................................................................44

         4.7      No Default....................................................................................44

         4.8      Ownership of Property; Liens..................................................................44

         4.9      Intellectual Property.........................................................................45

         4.10     Taxes.........................................................................................45

         4.11     Federal Regulations...........................................................................45

         4.12     Labor Matters.................................................................................45

         4.13     ERISA.........................................................................................45

         4.14     Investment Company Act; Other Regulations.....................................................46

         4.15     Subsidiaries..................................................................................46

         4.16     Use of Proceeds...............................................................................46

         4.17     Environmental Matters.........................................................................47

         4.18     Accuracy of Information, etc..................................................................47

         4.19     Security Documents............................................................................48

         4.20     Solvency......................................................................................48

         4.21     Senior Indebtedness...........................................................................48

         4.22     Insurance.....................................................................................49

         4.23     Permits and Licenses..........................................................................49

SECTION 5.        CONDITIONS PRECEDENT..........................................................................50

         5.1      Conditions to Initial Extension of Credit.....................................................50

         5.2      Conditions to Each Extension of Credit........................................................52

SECTION 6.        AFFIRMATIVE COVENANTS.........................................................................53

         6.1      Financial Statements..........................................................................53

         6.2      Certificates; Other Information...............................................................53

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                                TABLE OF CONTENTS
                                   (continued)

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         6.3      Payment of Obligations........................................................................55

         6.4      Conduct of Business and Maintenance of Existence, FCC Licenses, etc...........................55

         6.5      Maintenance of Property; Insurance............................................................55

         6.6      Inspection of Property; Books and Records; Discussions........................................56

         6.7      Notices.......................................................................................56

         6.8      Environmental Laws............................................................................57

         6.9      Broadcast License Subsidiaries................................................................57

         6.10     Additional Collateral, etc....................................................................58

         6.11     Use of Proceeds...............................................................................60

         6.12     Further Assurances............................................................................60

         6.13     Corporate Structure...........................................................................60

SECTION 7.        NEGATIVE COVENANTS............................................................................60

         7.1      Financial Condition Covenants.................................................................60

         7.2      Limitation on Indebtedness....................................................................63

         7.3      Limitation on Liens...........................................................................64

         7.4      Limitation on Fundamental Changes.............................................................65

         7.5      Limitation on Disposition of Property.........................................................65

         7.6      Limitation on Restricted Payments.............................................................66

         7.7      Limitation on Capital Expenditures............................................................67

         7.8      Limitation on Investments.....................................................................67

         7.9      Limitation on Subordinated Indebtedness.......................................................68

         7.10     Limitation on Transactions with Affiliates....................................................69

         7.11     Limitation on Sales and Leasebacks............................................................69

         7.12     Limitation on Changes in Fiscal Periods.......................................................69

         7.13     Limitation on Negative Pledge Clauses.........................................................69

         7.14     Limitation on Restrictions on Subsidiary Distributions, etc...................................70

         7.15     Limitation on Lines of Business...............................................................70

         7.16     Broadcast License Subsidiaries................................................................70

         7.17     Amendment of Certain Documents................................................................70

SECTION 8.        EVENTS OF DEFAULT.............................................................................71

SECTION 9.        THE AGENTS and ARRANGER.......................................................................74

         9.1      Appointment...................................................................................74


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                                TABLE OF CONTENTS
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         9.2      Delegation of Duties..........................................................................74

         9.3      Exculpatory Provisions........................................................................74

         9.4      Reliance by Agents............................................................................75

         9.5      Notice of Default.............................................................................75

         9.6      Non-Reliance on Agents and Other Lenders......................................................75

         9.7      Indemnification...............................................................................76

         9.8      Arranger and Agents in Their Individual Capacities............................................76

         9.9      Successor Administrative Agent................................................................76

         9.10     Authorization to Release Liens................................................................77

         9.11     The Arranger, Syndication Agent and Co-Documentation Agents...................................77

SECTION 10.       MISCELLANEOUS.................................................................................77

         10.1     Amendments and Waivers........................................................................77

         10.2     Notices.......................................................................................78

         10.3     No Waiver; Cumulative Remedies................................................................79

         10.4     Survival of Representations and Warranties....................................................79

         10.5     Payment of Expenses...........................................................................79

         10.6     Successors and Assigns; Participations and Assignments........................................80

         10.7     Adjustments; Set-off..........................................................................82

         10.8     Counterparts..................................................................................83

         10.9     Severability..................................................................................83

         10.10    Integration...................................................................................83

         10.11    GOVERNING LAW.................................................................................83

         10.12    Submission To Jurisdiction; Waivers...........................................................83

         10.13    Acknowledgments...............................................................................84

         10.14    Confidentiality...............................................................................84

         10.15    Release of Collateral and Guarantee Obligations...............................................85

         10.16    Accounting Changes............................................................................85

         10.17    Delivery of Lender Addenda....................................................................85

         10.18    Construction..................................................................................86

         10.19    WAIVERS OF JURY TRIAL.........................................................................86

         10.20    Designated Senior Debt........................................................................86



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                                TABLE OF CONTENTS
                                   (CONTINUED)


SCHEDULES:

4.3      Compliance With Law
4.6      Litigation
4.9      Intellectual Property
4.10     Certain Existing Liens
4.15     Subsidiaries
4.16(a)  Sources and Uses Table
4.19     UCC Filing Jurisdictions
5.1(m)   Real Property Mortgages at Closing
7.2(d)   Existing Indebtedness
7.3(f)   Existing Liens
7.8(g)   Existing Investments
7.10     Existing Affiliate Transactions
7.13     Existing Agreements with Negative Pledge Clauses


ANNEXES

Annex A - Pricing Grid

EXHIBITS

A        Form of Compliance and Pricing Certificate
B        Form of Guarantee and Collateral Agreement
C        Form of Lender Addendum
D        Form of Notice of Borrowing
E        Form of Solvency Certificate
F-1      Form of Term Note
F-2      Form of Revolving Credit Note
F-3      Form of Swing Line Note
G        Form of Exemption Certificate
H        Form of Closing Certificate
J        Form of Assignment and Acceptance

                  CREDIT AGREEMENT, dated as of October 30, 2003, among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party to this Agreement (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION Agent") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that the Lenders make (a) a term loan credit facility available to the Borrower in order to (i) finance the KXOL Acquisition (as hereinafter defined), (ii) pay costs and expenses incurred in connection with the Facilities and the Borrower's issuance of the Preferred Stock (as hereinafter defined), (iii) provide excess cash to the Borrower and (iv) fund working capital needs and general corporate purposes of the Borrower and its Subsidiaries and (b) a revolving credit facility available to the Borrower for the working capital needs and general corporate purposes of the Borrower and its Subsidiaries; and

                  WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

                  "ACQUIRED BUSINESS": as defined in the definition of "ACQUISITION" set forth in this Section 1.1.

                  "ACQUISITION": any acquisition, consisting of a single transaction or a series of related transactions, by the Borrower or any one or more of its Wholly Owned Subsidiaries of any Capital Stock of, or all or a substantial part of the assets of, or of a business unit or division of, any Person engaged in a Permitted Business that is organized under the laws of the United States or any state or territory thereof (such Person, assets, business unit or division, the "ACQUIRED BUSINESS").

                  "ACQUISITION CONSIDERATION": as defined in the definition of "PERMITTED ACQUISITIONS" set forth in this Section 1.1.

                  "ACQUISITION DOCUMENTATION": the agreements governing or relating to any Permitted Acquisition and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case, as amended supplemented, replaced or otherwise modified from time to time.

                  "ADMINISTRATIVE AGENT": as defined in the preamble hereto.

                  "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "AGENTS": the collective reference to the Administrative Agent, the Syndication Agent and the Co-Documentation Agents.

                  "AGGREGATE EXPOSURE": with respect to any Lender at any time, an amount equal to (a) prior to termination of the Term Loan Commitments, the aggregate amount of such Lender's Commitments then in effect and (b) thereafter, the sum of (i) the principal amount of such Lender's Term Loans then outstanding and (ii) the amount of such Lender's Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have terminated, the principal amount of such Lender's Revolving Extensions of Credit then outstanding.

                  "AGGREGATE EXPOSURE PERCENTAGE": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

                  "AGREEMENT": this Credit Agreement, as amended, supplemented, replaced or otherwise modified from time to time.

                  "APPLICABLE MARGIN": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                             Base Rate Loans   Eurodollar Loans
                                             ---------------   ----------------

                   Term Loans                     2.25%             3.25%

                   Revolving Credit Loans         2.00%             3.00%
                   and Swing Line Loans

         PROVIDED that on and after the Grid Effective Date, the Applicable Margin with respect to Revolving Credit Loans and Swing Line Loans will be determined pursuant to the Pricing Grid.

                  "APPLICATION": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

                  "ARRANGER": as defined in Section 9.11.

                  "ASSET SALE": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c) or (d) of Section 7.5) that yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $250,000.

                  "ASSIGNEE": as defined in Section 10.6(c).

                  "ASSIGNOR": as defined in Section 10.6(c).

                  "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of
         (a) such Lender's Revolving Credit Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding; PROVIDED that in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Credit Commitment pursuant to Section 2.9(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.

                  "BASE RATE": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE": the rate publicly quoted from time to time by THE WALL STREET JOURNAL as the "base rate on corporate loans posted by at least 75% of the nation's 30 largest banks" (or, if THE WALL STREET JOURNAL ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent).

                  "BASE RATE LOANS": Loans for which the applicable rate of interest is based upon the Base Rate.

                  "BENEFITED LENDER": as defined in Section 10.7.

                  "BOARD": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "BORROWER": as defined in the preamble hereto.

                  "BORROWING DATE": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lender(s) to make Loans hereunder.

                  "BROADCAST LICENSE SUBSIDIARY": a Wholly Owned Subsidiary of the Borrower that owns no material assets other than FCC Licenses and related rights and has no liabilities other than (i) liabilities arising under the Guarantee and Collateral Agreement and (ii) trade payables incurred in the ordinary course of business and tax liabilities incidental to ownership of such rights.

                  "BUSINESS DAY": (i) for all purposes other than as covered by clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                  "CAPITAL EXPENDITURES": for any period, with respect to any Person, the aggregate of all expenditures (other than those made in payment of purchase consideration for Permitted Acquisitions) by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized in conformity with GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

                  "CAPITAL LEASE OBLIGATIONS": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person in conformity with GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in conformity with GAAP.

                  "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or profit interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "CASH EQUIVALENTS": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("MOODY'S"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause
         (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "CERTIFICATES OF DESIGNATION": the Borrower's Certificate of Designations setting forth the Voting Power, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of the Borrower's 10 3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock and the Certificate of Designations setting forth the Voting Power, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of the Borrower's 10 3/4% Series B Cumulative Exchangeable Redeemable Preferred Stock, as the case may be, each as filed with the Secretary of State of Delaware on October 29, 2003, as in effect on the Closing Date or as amended, modified or supplemented in accordance with the terms of Borrower's certificate of incorporation, its terms, the terms of applicable Delaware law and the terms of this Agreement.

                  "CLOSING DATE": October 30 2003.

                  "CODE": the Internal Revenue Code of 1986, as amended from time to time.

                  "CO-DOCUMENTATION AGENTS": as defined in the preamble hereto.

                  "COLLATERAL": all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document, including the Intellectual Property Collateral.

                  "COMMITMENT": as to any Lender, the sum of the Term Loan Commitment and the Revolving Credit Commitment of such Lender.

                  "COMMITMENT FEE RATE": 0.5% per annum.

                  "COMMITMENT LETTER": the commitment letter, dated October 8, 2003, by and among the Administrative Agent, the Arranger, the Co-Documentation Agents, Merrill Lynch Capital Corporation, Deutsche Bank Trust Company Americas and the Borrower, as amended, modified or supplemented from time to time.

                  "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under
         Section 414 of the Code.

                  "COMPLIANCE AND PRICING CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit A.

                  "CONFIDENTIAL INFORMATION MEMORANDUM": the information memorandum furnished to the Persons invited in the syndication of the Facilities to become Lenders.

                  "CONSOLIDATED EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, in the case of the Borrower, the Loans and Letters of Credit), (c) depreciation and amortization expense, (d) amortization of intangibles (including goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income (except to the extent deducted in determining Consolidated Interest Expense), (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (iii) any other non-cash income, all as determined on a consolidated basis; PROVIDED, HOWEVER, that in calculating Consolidated EBITDA solely for the use of such term in the definitions of Consolidated Senior Debt Ratio and Consolidated Senior Secured Debt Ratio for any period (i) the Consolidated EBITDA of any Person acquired by the Borrower or any of its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO": for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period minus (i) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures (but not including any Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount or from 50% of the Net Cash Proceeds of an issuance and sale of Capital Stock as set forth in clause (iii)(x) of Section 7.7) and (ii) provision for cash income taxes made by the Borrower and its Subsidiaries on a consolidated basis in respect of such period, to (b) Consolidated Fixed Charges for such period.

                  "CONSOLIDATED FIXED CHARGES": for any period, the sum (without duplication) of (a) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, and scheduled payments made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans).

                  "CONSOLIDATED INTEREST COVERAGE RATIO": for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (b) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period.

                  "CONSOLIDATED INTEREST EXPENSE": of any Person for any period,
         (i) total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period on a consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with
         GAAP), net of the interest income of such Person and its Subsidiaries for such period on a consolidated basis plus (ii) cash dividends paid on the Preferred Stock during such period; PROVIDED, HOWEVER, that for the purposes of calculating Consolidated Interest Coverage Ratio and Consolidated Fixed Charge Coverage Ratio for the periods ending on March 31, 2004, June 30, 2004 and September 30, 2004, respectively, Consolidated Interest Expense for the periods of one, two and three fiscal quarters ending on such dates, respectively, shall be deemed to be the amount of actual Consolidated Interest Expense for such periods multiplied by 4.000, 2.000 and 1.334, respectively.

                  "CONSOLIDATED LEVERAGE RATIO": as at the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period.

                  "CONSOLIDATED NET INCOME": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED that in calculating Consolidated Net Income of the Borrower and its Subsidiaries for any Period, there shall be excluded
         (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

                  "CONSOLIDATED SENIOR DEBT": all Consolidated Total Debt, other than Subordinated Debt.

                  "CONSOLIDATED SENIOR DEBT RATIO": as of the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Debt on such day to (b) Consolidated EBITDA for such period.

                  "CONSOLIDATED SENIOR SECURED DEBT": all Consolidated Total Debt that by its terms is secured by a Lien upon any Property of the Borrower or any of its Subsidiaries, regardless of whether the value of such collateral security is at least equal to the amount of such Indebtedness.

                  "CONSOLIDATED SENIOR SECURED DEBT RATIO": as of the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Secured Debt on such day to (b) Consolidated EBITDA for such period.

                  "CONSOLIDATED TOTAL DEBT": at any date, the aggregate principal amount of all Funded Debt of the Borrower and its Subsidiaries at such date, required to be reported on a consolidated balance sheet prepared in accordance with GAAP.

                  "CONTINUING DIRECTORS": as to any Person, the directors of such Person on the Closing Date and each other director of such Person whose nomination for election to the board of directors of such Person is recommended by, or whose election was approved by, at least a majority of the then Continuing Directors or who received the vote of each of the shareholders of such Person on the Closing Date in his or her election by the shareholders of such Person.

                  "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

                  "CONTROL AGREEMENT": each Control Agreement to be executed and delivered by each Loan Party party thereto, substantially in the form of Exhibit E, Exhibit F, Exhibit G, Exhibit H or Exhibit I, as the case may be, to the Guarantee and Collateral Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "CONTROL INVESTMENT AFFILIATE": as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "COPYRIGHT SECURITY AGREEMENT SUPPLEMENT": as defined in the Guarantee and Collateral Agreement.

                  "DEFAULT": any of the events specified in Section 8, whether or not any requirement set forth therein for the giving of notice, the lapse of time, or both, has been satisfied.

                  "DERIVATIVES COUNTERPARTY": as defined in Section 7.6.

                  "DISPOSITION": with respect to any Property, and except as otherwise provided in Sections 7.13(a)(x) and 7.15 of the Guarantee and Collateral Agreement, any sale, lease, license, sale and leaseback, assignment, conveyance, transfer or other disposition thereof, but not including the issuance of Capital Stock by the Borrower; and the terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

                  "DISQUALIFIED EQUITY ISSUANCE": an issuance by the Borrower or any of its Subsidiaries of any Disqualified Stock.

                  "DISQUALIFIED STOCK": any Capital Stock (or any security into which such Capital Stock is convertible or for which it is exchangeable at the option of the holder thereof) of the Borrower or any of its Subsidiaries that any of them is or, upon the passage of time or the occurrence of any event (other than an asset sale or change of control), may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of (except payments consisting of Capital Stock that does not constitute Disqualified Stock) at any time prior to the date six months following the Term Loan Maturity Date.

                  "DOLLARS" and "$": dollars in lawful currency of the United States of America.

                  "DOMESTIC SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of the District of Columbia or any state within the United States of America.

                  "ELIGIBLE ASSIGNEE": commercial banks, finance companies, insurance companies or other financial institutions or any Person (other than a natural Person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "ENVIRONMENTAL LAWS": any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other legally enforceable requirements (including common law) of any international authority, foreign government, the United States, or any state, local, municipal or other Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, as has been, is now, or may at any time hereafter be, in effect.

                  "ENVIRONMENTAL PERMITS": any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit or credit for proration, exceptions or offsets that may be available from time to time to any Lender under Regulation D.

                  "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

                  "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                  "EURODOLLAR TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "EVENT OF DEFAULT": any of the events specified in Section 8, PROVIDED that any requirement set forth therein for the giving of notice, the lapse of time, or both, has been satisfied.

                  "EXCHANGE SUBORDINATED DEBT": Subordinated Debt issued pursuant to Section 8 of the Certificates of Designation and pursuant to an indenture substantially in the form of Exhibit A thereto, which indenture includes, among other things, an express provision designating the Exchange Subordinated Debt as "Subordinated Debt" for purposes of this Agreement and designating this Agreement as a "Senior Credit Facility" and as "Designated Senior Debt" referred to therein.

                  "EXCLUDED ASSETS": as defined in the Guarantee and Collateral Agreement.

                  "EXCLUDED FOREIGN SUBSIDIARY": any Foreign Subsidiary other than (a) any Foreign Subsidiary that has elected to be taxed as a partnership or a disregarded entity pursuant to Section 301.7701-3 of the United States Treasury Regulations, (b) Spanish Broadcasting System of Puerto Rico, Inc. and its Subsidiaries and (c) any Foreign Subsidiary that has guaranteed or is required to guarantee the Senior Subordinated Notes or any other Subordinated Debt.

                  "FACILITY": each of (a) the Term Loan Commitments and the Term Loans made thereunder (the "TERM LOAN FACILITY") and (b) the Revolving Credit Commitments and the extensions of credit made thereunder (the "REVOLVING CREDIT FACILITY").

                  "FAIR MARKET VALUE": (a) with respect to any asset or group of assets (other than a marketable security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Borrower or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable security at any date, the closing sale price of such security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such business day by a financial institution of recognized standing regularly dealing in securities of such type and selected by the Administrative Agent.

                  "FCC": the Federal Communications Commission (or any successor).

                  "FCC LICENSES": any licenses, permits and authorizations issued by the FCC for the operation of stations.

                  "FEDERAL FUNDS EFFECTIVE RATE": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "FEE LETTER": the Senior Secured Credit Facilities Fee Letter, dated as of October 8, 2003, among the Borrower, the Administrative Agent, the Arranger, the Co-Documentation Agents, Merrill Lynch Capital Corporation and Deutsche Bank Trust Company Americas as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "FOREIGN SUBSIDIARY": any Subsidiary of the Borrower that is not a Domestic Subsidiary.

                  "FQ1", "FQ2", "FQ3", and "FQ4": when used with a numerical year designation, mean the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of the Borrower (e.g., "FQ1 in 2004" means the first fiscal quarter, ending on March 31, 2004, of the Borrower's fiscal year 2004, which ends on December 31, 2004).

                  "FUNDED DEBT": as to any Person, all Indebtedness of such Person required under GAAP to be shown as or reflected in the liabilities on its balance sheet, to the extent required under GAAP to be shown as or reflected in such liabilities, that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

                  "FUNDING OFFICE": the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.

                  "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 4.1(b).

                  "GOVERNING DOCUMENTS": collectively, as to any Person, the articles or certificate of incorporation and bylaws, any shareholders agreement, certificate of formation, limited liability company agreement, partnership agreement or other formation or constituent documents of such Person.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GRANTOR": each signatory to the Guarantee and Collateral Agreement (together with any other entity that may become a party to the Guarantee and Collateral Agreement as provided therein).

                  "GRID EFFECTIVE DATE": the date of delivery to the Administrative Agent of the Borrower's financial statements for the second fiscal quarter that ends following the Closing Date.

                  "GUARANTEE AND COLLATERAL AGREEMENT": the Guarantee and Collateral Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit B, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and
         (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "HEDGE AGREEMENTS": all interest rate swaps, caps or collar agreements or similar arrangements entered into by the Borrower or any of its Subsidiaries providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, as each may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "INDEBTEDNESS": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money,
         (b) all obligations of such Person, whether or not contingent, for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business),
         (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Disqualified Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above;
         (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but if any such obligation is non-recourse to such Person, then the amount of such obligation shall be deemed to be the lesser of the fair market value of such Property and the amount of the obligation so secured, and (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements. For the avoidance of doubt, "Indebtedness" shall not include any Capital Stock (other than Disqualified Stock) or any liabilities or obligations in respect of Capital Stock (other than Disqualified Stock).

                  "INDEMNIFIED LIABILITIES": as defined in Section 10.5.

                  "INDEMNITEE": as defined in Section 10.5.

                  "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "INSOLVENT": pertaining to a condition of Insolvency.

                  "INSURANCE REQUIREMENTS": all material terms of any insurance policy required pursuant to this Agreement or any Security Document.

                  "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, state, multinational or foreign laws or otherwise, including copyrights, patents, trademarks, service-marks, technology, know-how and processes, recipes, formulas, trade secrets, or licenses (under which the applicable Person is licensor or licensee) relating to any of the foregoing and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "INTELLECTUAL PROPERTY COLLATERAL": all Intellectual Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by the Intellectual Property Security Agreements or the Guarantee and Collateral Agreement.

                  "INTELLECTUAL PROPERTY SECURITY AGREEMENTS": as defined in the Guarantee and Collateral Agreement.

                  "INTEREST PAYMENT DATE" (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan (unless all Revolving Credit Loans are being repaid in full in immediately available funds and the Revolving Credit Commitments terminated) and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

                  "INTEREST PERIOD": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period that would otherwise extend
                  beyond the Revolving Credit Termination Date or beyond Term Loan Maturity Date shall end on the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable;

                           (iii) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                           (iv) the Borrower shall select Interest Periods so as
                  not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                  "INVESTMENTS": as defined in Section 7.8.

                  "ISSUING LENDER": any Revolving Credit Lender that is appointed by the Borrower, with the consent of the Administrative Agent, to act as Issuing Lender under this Agreement, if such Revolving Credit Lender is willing to act as such and has confirmed in writing its acceptance of such appointment.

                  "KXOL ACQUISITION": the acquisition of radio station KXOL-FM on the terms and subject to the conditions set forth in the KXOL Acquisition Agreement.

                  "KXOL ACQUISITION AGREEMENT": the Asset Purchase Agreement, dated November 2, 2000, between the International Church of the FourSquare Gospel and the Borrower, as amended through the Second Amendment thereto, dated February 8, 2002.

                  "L/C COMMITMENT": at any time, the lesser of (a) $2,500,000 and (b) the Total Revolving Credit Commitments at such time.

                  "L/C FEE PAYMENT DATE": the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.

                  "L/C OBLIGATIONS": at any time, an amount equal to the sum of
         (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to
         Section 3.5.

                  "L/C PARTICIPANTS": the collective reference to all the Revolving Credit Lenders other than the Issuing Lender.

                  "LEASE": any lease of real or personal property under which any Grantor is the lessee.

                  "LEHMAN ENTITY": any of Lehman Commercial Paper Inc. or any of its affiliates.

                  "LENDER ADDENDUM": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit C, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.17.

                  "LENDERS": as defined in the preamble hereto and includes the Issuing Lender.

                  "LETTERS OF CREDIT": as defined in Section 3.1(a).

                  "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "LOAN": any loan made by any Lender pursuant to this Agreement.

                  "LOAN DOCUMENTS": this Agreement, the Security Documents, the Fee Letter, the Applications and the Notes.

                  "LOAN PARTIES": the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document (including pursuant to Section 6.10).

                  "MAJORITY FACILITY LENDERS": with respect to any Facility, the holders of more than 50% of the sum of (a) the aggregate unfunded Commitments in respect of such Facility PLUS (b) the aggregate unpaid principal amount of the Loans or, in the case of the Revolving Credit Facility, Total Revolving Extensions of Credit outstanding under such Facility.

                  "MANAGEMENT EQUITY": common stock, or options or warrants to acquire common stock, of the Borrower, granted to any present or former director, officer or employee of the Borrower pursuant to an employee stock incentive program approved by the Board of Directors of the Borrower.

                  "MATERIAL ACTION": as to any Broadcast License Subsidiary, (i) to consolidate or merge such Broadcast License Subsidiary with or into any Person, or sell all or substantially all of the assets of such Broadcast License Subsidiary, or to institute proceedings to have such Broadcast License Subsidiary be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against such Broadcast License Subsidiary or file a petition seeking, or consent to, reorganization or relief with respect to such Broadcast License Subsidiary under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Broadcast License Subsidiary or a substantial part of its property, or make any assignment for the benefit of creditors of such Broadcast License Subsidiary, or admit in writing such Broadcast License Subsidiary's inability to pay its debts generally as they become due, or, to the fullest extent permitted by law, take action in furtherance of any such action, or dissolve or liquidate such Broadcast License Subsidiary, or (ii) to take any other action that would cause or permit the dissolution of such Broadcast License Subsidiary whether pursuant to the Governing Documents of such Broadcast License Subsidiary, judicial dissolution, applicable law or otherwise.

                  "MATERIAL ADVERSE EFFECT": a material adverse effect on or affecting (a) the business, assets, property, condition (financial or otherwise) or prospects of the Loan Parties taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Loan Documents, (c) the validity, enforceability or priority of the Liens purported to be created by the Security Documents, or (d) the rights or remedies of any Secured Party hereunder or under any of the other Loan Documents.

                  "MATERIAL ENVIRONMENTAL AMOUNT": an amount or amounts payable by the Borrower and/or any of its Subsidiaries, in the aggregate in excess of $5,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

                  "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

                  "MORTGAGE": means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Loan Party to the Administrative Agent on behalf of itself and the Lenders with respect to any real property, in each case, as amended, modified or supplemented from time to time.

                  "MULTIEMPLOYER PLAN": a Plan that is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

                  "NET CASH PROCEEDS": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of reasonable and customary attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other reasonable and customary fees, commissions and expenses (including severance costs), in each case, to the extent actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans or any other indebtedness, the cash proceeds received from such issuance or incurrence, net of reasonable and customary attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other reasonable and customary fees and expenses, in each case, to the extent actually incurred in connection therewith.

                  "NON-EXCLUDED TAXES": as defined in Section 2.20(a).

                  "NON-U.S. LENDER": as defined in Section 2.20(f).

                  "NOTES": the collective reference to the Revolving Credit Notes, the Term Notes and the Swing Line Notes, if any, evidencing Loans.

                  "NOTICE OF BORROWING": a notice duly executed by a Responsible Officer of the Borrower substantially in the form of Exhibit D.

                  "OBLIGATIONS": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Loan Parties to the Arranger, to any Agent, to any Lender (or, in the case of Specified Hedge Agreements, any affiliate of any Lender) or to any Indemnitee, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Arranger, to any Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto or to any other Loan Document) or otherwise; PROVIDED that (a) Obligations of the Borrower or any other Loan Party under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Subsidiary

         Guarantors effected in the manner permitted by this Agreement shall require the consent only of the Lenders as set forth in Section 10.1.

                  "OTHER TAXES": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PARTICIPANT": as defined in Section 10.6(b).

                  "PATENT SECURITY AGREEMENT SUPPLEMENT": as defined in the Guarantee and Collateral Agreement.

                  "PAYMENT AMOUNT": as defined in Section 3.5.

                  "PAYMENT OFFICE": the office of the Administrative Agent specified in Section 10.2 or as otherwise specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "PERMITS": the collective reference to (a) Environmental Permits and (b) any and all other franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required under any Requirement of Law.

                  "PERMITTED ACQUISITIONS": Any Acquisition of a Permitted Business that meets the following requirements at the time such Acquisition is consummated:

                  (i) no Default exists or would exist after giving effect to such Acquisition and each representation and warranty made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date and immediately after giving effect to such Acquisition;

                  (ii) the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer stating that, on a pro forma basis, after giving effect to such Acquisition and any incurrence or assumption of Indebtedness in connection therewith and the application of the proceeds thereof as if they had occurred on the first day of the 12-month period ending on the last day of the fiscal quarter of the Borrower then most recently ended, the Borrower would have been in compliance, as of the last day of such fiscal quarter, with each of the financial condition covenants set forth in Section 7.1, accompanied by
         (A) historic financial statements for the Acquired Business in such Acquisition that either are audited by an accounting firm of recognized standing or reasonably satisfactory to the Administrative Agent covering such 12-month period and, if available, the preceding two years and (B) an analysis showing the calculations of such pro forma financial covenant compliance in reasonable detail;

                  (iii) the Borrower delivers to the Administrative Agent, promptly after consummation of such Acquisition, a signed counterpart of each legal opinion, if any, delivered in connection with such Acquisition, accompanied by a reliance letter in favor of the Administrative Agent and the Lenders;

                  (iv) if the Acquired Business in such Acquisition consists of or includes any business other than the Spanish language radio broadcast business in the United States or Puerto Rico, (x) the Administrative Agent and Lenders have been provided, at least 10 Business Days prior to the consummation of such Acquisition, (A) written notice of such Acquisition, (B) copies of all Acquisition Documentation for such Acquisition and (C) such financial statements, information, documents and materials as the Administrative Agent or Required Lenders may request in order to conduct and complete a business, financial and legal due diligence review satisfactory to the Administrative Agent and Required Lenders of such Acquisition, of the Acquired Business in such Acquisition and of the terms and conditions of the Acquisition Documentation for such Acquisition and (y) the Borrower has not been notified, within 10 Business Days after all financial statements, information, documents and materials so requested were provided, that the Administrative Agent or Required Lenders are not satisfied with the results of their diligence review; and

                  (v) (x) the consideration for such acquisition consists entirely of Capital Stock or is paid with the proceeds of Capital Stock (in each case, other than Disqualified Stock) or (y) (1) after giving effect to the consummation of such Acquisition, and the funding of any Loans or the incurrence of any other Indebtedness in connection therewith the sum of (A) the amount of Total Revolving Commitments that on a pro forma basis (assuming that the Acquisition and the financing thereof occurred on the last day of the fiscal quarter of the Borrower then most recently ended) would be available to the Borrower in accordance with the conditions to borrowing hereunder, including
         Section 5.2(c), plus (B) the Borrower's and the Guarantors' cash and Cash Equivalents, shall be at least $30,000,000 and (2) either (A) the consideration for such Acquisition (including assumption of Indebtedness but excluding consideration paid with the proceeds of Capital Stock or constituting Capital Stock (in each case, other than Disqualified Stock) and excluding consideration paid with Net Cash Proceeds constituting a Reinvestment Deferred Amount in accordance with the terms of this Agreement) (the non-excluded portion of such consideration, "ACQUISITION CONSIDERATION") does not exceed, when added to all Acquisition Consideration previously paid in such fiscal year, $50,000,000, or when added to all other Acquisition Consideration previously paid since the Closing Date, $100,000,000, or (B) on a pro forma basis after giving effect to the Acquisition (as though the Acquisition and any Loans or other Indebtedness incurred in connection therewith occurred on the first day of the most recently reported period of twelve consecutive months), Consolidated Interest Coverage Ratio for such period is not less than 1.25 to 1.00.

                  "PERMITTED BUSINESS": the media business and any business reasonably similar, complementary, ancillary or related thereto, including the operation of Latin music websites and internet portals, and any activity reasonably incidental thereto.

                  "PERMITTED GUARANTOR": any Subsidiary Guarantor that as of the Closing Date has guaranteed the Senior Subordinated Notes or that after the Closing Date has become required to guarantee the Senior Subordinated Notes pursuant to the Senior Subordinated Note Indenture as in effect on the Closing Date or as subsequently amended with the prior written consent of the Required Lenders.

                  "PERMITTED INVESTORS": in any combination, Raul Alarcon, Jr. and Pablo Raul Alarcon, Sr. and any corporation, trust, partnership, company or other entity more than 50% of the beneficial interests in which are owned, in any combination, by Raul Alarcon, Jr. and Pablo Raul Alarcon, Sr.

                  "PERMITTED REFINANCING": the incurrence by Borrower or any of its Subsidiaries of Indebtedness, the proceeds of which are used to redeem or repurchase the Senior Subordinated Notes so long as (1) in the event such Indebtedness constitutes Subordinated Debt, (a) except as provided in clause (1)(b) below, the terms of such indebtedness (including terms of subordination) are substantially similar to those of the Senior Subordinated Notes (or more favorable to the Lenders) and
         (b) such Indebtedness matures after, and there is no scheduled mandatory redemption or prepayment of principal of such Indebtedness prior to, the date six (6) months following the Term Loan Maturity Date or (2) in the event that such Indebtedness does not constitute Subordinated Debt, (a) such Indebtedness is unsecured and is upon terms and conditions and documentation acceptable in all respects to the Administrative Agent, (b) after giving effect to the incurrence of such Indebtedness on a pro forma basis (assuming that such Indebtedness was incurred on the first day of the most recently completed period of twelve consecutive months) the Consolidated Senior Debt Ratio is not more than 5.0:1.0 and (c) such Indebtedness matures after, and there is no scheduled mandatory redemption or prepayment of principal of such Indebtedness prior to, the date six (6) months following the Term Loan Maturity Date.

                  "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "PLAN": at a particular time, any employee benefit plan that is covered by ERISA and that the Borrower or any Commonly Controlled Entity maintains, administers, contributes to or is required to contribute to or under which the Borrower or any Commonly Controlled Entity could incur any liability.

                  "PRICING GRID": the pricing grid attached hereto as Annex A.

                  "PREFERRED STOCK": $75,000,000 in aggregate original liquidation preference of the Borrower's 10 3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock, and any shares of Borrower's 10 3/4% Series B Cumulative Exchangeable Preferred Stock issued in exchange for such Series A Preferred Stock.

                  "PROCEEDS": as defined in the Guarantee and Collateral Agreement.

                  "PRO FORMA BALANCE SHEET": as defined in Section 4.1(a).

                  "PROJECTIONS": as defined in Section 6.2(c).

                  "PROPERTY": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.

                  "PUERTO RICO INTERCOMPANY DEBT": Indebtedness that (a) was incurred or assumed by Spanish Broadcasting System of Puerto Rico, Inc., a Delaware corporation, or any of its Subsidiaries and (b) is outstanding to the Borrower or a Wholly Owned Subsidiary Guarantor.

                  "QUALIFIED SUPPORTING LETTER OF CREDIT" means, with respect to any Letter of Credit, a back-to-back letter of credit, issued by a bank acceptable to the Issuing Lender of such Letter of Credit and to the Administrative Agent and in form and substance acceptable to such Issuing Lender and the Administrative Agent, and as to which such Issuing Lender is the beneficiary and in an amount equal to not less than 105% of the undrawn and available amount of such Letter of Credit at the time of issuance of such letter of credit.

                  "RECOVERY EVENT": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries.

                  "REFUNDED SWING LINE LOANS": as defined in Section 2.7(b).

                  "REFUNDING DATE": as defined in Section 2.7(c).

                  "REGISTER": as defined in Section 10.6(d).

                  "REGULATION D": Regulation D of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "REGULATION T": Regulation T of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "REGULATION U": Regulation U of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "REGULATION X": Regulation X of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

                  "REINVESTMENT DEFERRED AMOUNT": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Credit Commitments pursuant to Section 2.12(b) as a result of the delivery of a Reinvestment Notice.

                  "REINVESTMENT EVENT": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

                  "REINVESTMENT NOTICE": a written notice executed by a Responsible Officer stating that no Default has occurred and is continuing and that the Borrower (directly or indirectly through a Wholly Owned Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets (including the acquisition of Capital Stock or assets pursuant to a Permitted Acquisition) useful in its business or, in the case of a Recovery Event, repair assets to which such Recovery Event relates.

                  "REINVESTMENT PREPAYMENT AMOUNT": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets (including the acquisition of Capital Stock or assets pursuant to a Permitted Acquisition) useful in the Borrower's business or, in the case of a Recovery Event, repair assets to which such Recovery Event relates.

                  "REINVESTMENT PREPAYMENT DATE": with respect to any Reinvestment Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event and (b) the date on which the

         Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets (including the acquisition of Capital Stock or assets pursuant to a Permitted Acquisition) useful in the Borrower's business or, in the case of a Recovery Event, repair assets to which such Recovery Event relates, in any such case with all or any portion of the relevant Reinvestment Deferred Amount.

                  "RELATED FUND": with respect to any Lender that is a fund that invests in loans, any other fund that is managed by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

                  "RELATED PERSON": as to each of the Arranger, the Agents and the Lenders, each of its officers, directors, stockholders, members, partners, employees, agents, attorneys and other advisors, controlling persons and Affiliates.

                  "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. Section 4043.

                  "REQUIRED LENDERS": at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have terminated, the Total Revolving Extensions of Credit then outstanding.

                  "REQUIRED PREPAYMENT LENDERS": the Majority Facility Lenders in respect of each Facility.

                  "REQUIREMENT OF LAW": as to any Person, the Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "RESPONSIBLE OFFICER": as to any Person, the chief executive officer, president, chief financial officer or treasurer of such Person, but in any event, with respect to financial matters, the chief financial officer or treasurer of such Person. Unless otherwise qualified, all references to a "Responsible Officer" shall refer to a Responsible Officer of the Borrower.

                  "RESTRICTED PAYMENTS": as defined in Section 7.6.

                  "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and/or participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate principal amount of the Revolving Credit Commitments is $10,000,000.

                  "REVOLVING CREDIT COMMITMENT PERIOD": the period from and including the Closing Date to the Revolving Credit Termination Date.

                  "REVOLVING CREDIT LENDER": each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.

                  "REVOLVING CREDIT LOANS": as defined in Section 2.4(a).

                  "REVOLVING CREDIT NOTES": as defined in Section 2.8(e).

                  "REVOLVING CREDIT PERCENTAGE": as to any Revolving Credit Lender at any time, the percentage that such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments have terminated, the percentage which the aggregate principal amount of such Lender's Revolving Extensions of Credit then outstanding constitutes of the aggregate principal amount of the Total Revolving Extensions of Credit then outstanding).

                  "REVOLVING CREDIT TERMINATION DATE": the earlier of (a) the date that is five (5) years following the Closing Date, (b) the date of termination of the Revolving Credit Lenders' obligations to make Revolving Credit Loans pursuant to the last paragraph of Section 8 and
         (c) the date of (i) the payment in full in cash by the Borrower of any outstanding Revolving Credit Loans, (ii) the cancellation and return (or stand-by guarantee) of all Letters of Credit and (iii) the permanent reduction of all Revolving Credit Commitments to zero Dollars ($0) pursuant to Section 2.10.

                  "REVOLVING EXTENSIONS OF CREDIT": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding to such Lender, (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

                  "SA STATIONS": collectively, radio stations KLEY-FM (San Antonio, Texas) and KSAH-AM (Universal City, Texas).

                  "SEC": the United States Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

                  "SECURED PARTIES": collectively, the Arranger, the Agents, the Lenders, each Indemnitee and, with respect to any Specified Hedge Agreement, any affiliate of any Lender party thereto that has agreed to be bound by the provisions of Section 14.02 of the Guarantee and Collateral Agreement as if it were a party thereto and by the provisions of Section 9 hereof as if it were a Lender party hereto.

                  "SECURITY DOCUMENTS": the collective reference to the Guarantee and Collateral Agreement, the Mortgages, the Intellectual Property Security Agreements, the Control Agreements and all other pledge and security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                  "SELLER INDEBTEDNESS": (a) Indebtedness incurred by the Borrower issued as purchase consideration to the seller in a Permitted Acquisition, PROVIDED that such Indebtedness shall (i) be in an aggregate principal amount which, when taken together with the aggregate principal amount of all other outstanding Seller Indebtedness incurred after the Closing Date, does not exceed $25,000,000 at any one time outstanding, (ii) be issued and payable and subordinated to the Obligations on terms acceptable to the Administrative Agent, (iii) in respect of which no payments of principal are due (including sinking fund payments, redemption or defeasance deposits or any required purchase) earlier than the date six months following the Term Loan Maturity Date and (iv) not bear interest payable in cash during the continuance of an Event of Default, and (b) any other Indebtedness incurred by the Borrower or any Subsidiary in connection with a Permitted Acquisition, if the amount and terms of such Indebtedness have been approved in writing by the Required Lenders.

                  "SENIOR SUBORDINATED NOTES": the unsecured 9% Senior Subordinated Notes due 2009 issued and outstanding under the Senior Subordinated Note Indenture.

                  "SENIOR SUBORDINATED NOTE INDENTURE": the Indenture dated as of June 8, 2001 between the Borrower and The Bank of New York, as Trustee, in connection with the Senior Subordinated Notes, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "SF STATION": radio station KPTI-FM (San Francisco,
         California).

                  "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "SOLVENCY CERTIFICATE": the Solvency Certificate to be executed and delivered by the chief financial officer of the Borrower, substantially in the form of Exhibit E, which certificate shall address the Solvency of the Borrower and its Subsidiaries after giving effect to the consummation of the Facilities, the Preferred Stock issuance, the KXOL Acquisition and any other transactions contemplated by the Loan Documents.

                  "SOLVENT": when used with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business and (d) such Person will be able to pay its debts as they mature; and the term "Solvency" shall have a correlative meaning. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "SPECIFIED CHANGE OF CONTROL": a "change of control" or similar event (howsoever defined) as defined in the Senior Subordinated
         Note Indenture or following issuance of any Exchange Subordinated Debt or any Indebtedness incurred in a Permitted Refinancing, in the indenture governing the Exchange Subordinated Debt or such Indebtedness, as applicable.

                  "SPECIFIED HEDGE AGREEMENT": any Hedge Agreement (a) entered into by (i) the Borrower or any of its Subsidiaries for the purpose of hedging the interest rate exposure in connection with indebtedness permitted under this Agreement and (ii) any Person who at the time of entering into such Hedge Agreement as a counter-party is a Lender or any affiliate thereof and (b) which has been designated by such Lender and the Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery thereof by the Borrower or such Subsidiary, as a Specified Hedge Agreement; PROVIDED that the designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of any Lender or affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement.

                  "SUBORDINATED DEBT": any Indebtedness of the Borrower (a) that is not secured by any Lien upon any Property of the Borrower or any of its Subsidiaries, (b) that is issued and payable and subordinated to the Obligations on terms acceptable to the Administrative Agent and (c) in respect of which no payments of principal are due (including sinking fund payments, redemption or defeasance deposits or any required purchase) prior to the date six months following the Term Loan Maturity Date and in any event shall include the Senior Subordinated Notes and the Exchange Subordinated Debt.

                  "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "SUBSIDIARY GUARANTOR": each Subsidiary of the Borrower other than (i) any Excluded Foreign Subsidiary and (ii) JuJu Media, Inc.

                  "SWING LINE COMMITMENT": at any time, the lesser of (a) $3,000,000 and (b) the aggregate amount of the Revolving Credit Commitments at such time.

                  "SWING LINE LENDER": Lehman Commercial Paper Inc., in its capacity as the lender of Swing Line Loans.

                  "SWING LINE LOANS": as defined in Section 2.6(a).

                  "SWING LINE NOTES": as defined in Section 2.8(e).

                  "SWING LINE PARTICIPATION AMOUNT": as defined in Section
         2.7(c).

                  "SYNDICATION AGENT": as defined in the preamble hereto.

                  "TERM LOAN": as defined in Section 2.1(a).

                  "TERM LOAN COMMITMENT": as to any Term Loan Lender, the obligation of such Lender to make a Term Loan to the Borrower hereunder on the Closing Date in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $125,000,000.

                  "TERM LOAN LENDER": each Lender that has a Term Loan Commitment or is the holder a Term Loan.

                  "TERM LOAN MATURITY DATE": the date that is six (6) years following the Closing Date; PROVIDED, HOWEVER, that in the event the Borrower has not redeemed or repurchased and retired (with the proceeds of an equity issuance (other than a Disqualified Equity Issuance) or with the proceeds of a Permitted Refinancing) all Senior Subordinated Notes on or prior to December 31, 2008, the "Term Loan Maturity Date" shall be the date that is five and one-half (5-1/2) years following the Closing Date.

                  "TERM LOAN PERCENTAGE": as to any Term Loan Lender at any time, the percentage which such Lender's Term Loan Commitment bears to the aggregate Term Loan Commitments at such time.

                  "TERM NOTES": as defined in Section 2.8(e).

                  "TERMINATION DATE": the date and time, if any, that all Obligations have been paid in full in cash, no Commitment shall be in effect and no Letter of Credit shall be in effect, other than any Letter of Credit (i) for which there shall have been deposited in a cash collateral account in which the Administrative Agent has a first priority perfected security interest pursuant to a Control Agreement and on terms acceptable to the Administrative Agent, cash in an amount at least equal to the undrawn amount of such Letter of Credit or (y) for which the Issuing Lender with respect to such Letter of Credit shall have received a Qualified Supporting Letter of Credit.

                  "TOTAL REVOLVING CREDIT COMMITMENTS": at any time, the aggregate amount of the Revolving Credit Commitments then in effect; PROVIDED that the amount of the Total Revolving Credit Commitments on the Closing Date shall be $10,000,000.

                  "TOTAL REVOLVING EXTENSIONS OF CREDIT": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

                  "TRADEMARK SECURITY AGREEMENT SUPPLEMENT": as defined in the Guarantee and Collateral Agreement.

                  "TRANSFEREE": as defined in Section 10.14.

                  "TYPE": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "UNFUNDED PENSION LIABILITY" means the excess of a Single Employer Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan's assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "WHOLLY OWNED SUBSIDIARY": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  "WHOLLY OWNED SUBSIDIARY GUARANTOR": any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

                  1.2 OTHER DEFINITIONAL PROVISIONS.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have such defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in the other Loan Documents and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in
Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (e) The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Obligations shall mean the payment in full, in immediately available funds, of all of the Obligations.

                  (f) The term "including" is not limiting and means "including without limitation."

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

                  2.1 TERM LOAN COMMITMENTS.

                  (a) Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make term loans (each a "TERM LOAN") to the Borrower in a single funding on the Closing Date in an aggregate amount not to exceed the amount of the Term Loan Commitment of such Lender.

                  (b) The Term Loan Commitments shall terminate as to each Term Loan Lender upon funding of its Term Loan. Term Loans that are repaid may not be reborrowed.

                  2.2 PROCEDURE FOR TERM LOAN BORROWING. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date if the Term Loans are funded as Base Rate Loans or three Business Days prior to the anticipated Closing Date if the Term Loans are funded as Eurodollar Loans) requesting that the Term Loan Lenders make the Term Loans on such anticipated Closing Date and specifying the amount to be borrowed, which shall be equal to the aggregate amount of the Term Loan Commitments of all Term Loan Lenders. Upon receipt of such notice, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 noon, New York City time, on such anticipated Closing Date, each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender.

                  2.3 REPAYMENT OF TERM LOANS. The Borrower shall pay the principal amount of the Term Loans in twenty (20) consecutive quarterly installments commencing on March 31, 2004 and continuing on the last day of each December, March, June and September of each year thereafter through and including December 31, 2008, and the amount of the quarterly installment due on each such payment date shall be equal to 0.25% of the original principal balance of all Term Loans funded on the Closing Date. Thereafter, the Borrower shall pay the remaining principal amount of the Term Loans on the last day of each March, June, September and December, and the amount of the quarterly installment due on each such payment date shall be equal to 25% of the remaining principal balance of all Term Loans as of December 31, 2008. Notwithstanding the foregoing, the aggregate outstanding principal balance of the Term Loans shall be due and payable in immediately available funds on the Term Loan Maturity Date, if not sooner paid in full.

                  2.4 REVOLVING CREDIT COMMITMENTS.

                  (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (each a "REVOLVING CREDIT LOAN") to the Borrower in one or more fundings during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Commitments shall terminate on the Revolving Credit Termination Date. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

                  (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

                  2.5 PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day; PROVIDED that the Borrower shall give the Administrative Agent irrevocable notice in a Notice of Borrowing (which Notice of Borrowing must be received by the Administrative Agent prior to 12:00 noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Any Revolving Credit Loans made on the Closing Date shall initially be Base Rate Loans, and no Revolving Credit Loan may be made as, converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the date which is 60 days after the Closing Date. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof; PROVIDED that the Swing Line Lender may request, on behalf of the Borrower, borrowings under the Revolving Credit Commitments that are Base Rate Loans in other amounts pursuant to Section 2.7. Upon receipt of any such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

                  2.6 SWING LINE COMMITMENT.

                  (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments from time to time during the Revolving Credit Commitment Period by making swing line loans ("SWING LINE LOANS") to the Borrower; PROVIDED that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

                  (b) The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

                  2.7 PROCEDURE FOR SWING LINE BORROWING; REFUNDING OF SWING LINE LOANS.

                  (a) Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date) specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in immediately available funds.

                  (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day's notice given by the Swing Line Lender no later than 12:00 noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan, in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 12:00 noon, New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans. The Borrower irrevocably authorizes the Swing Line Lender to charge the Borrower's accounts with the

Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

                  (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in
Section 8(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.7(b), each Revolving Credit Lender shall, on the first Business Day following demand by the Swing Line Lender therefor (the "REFUNDING DATE"), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the "SWING LINE PARTICIPATION AMOUNT") equal to (i) such Revolving Credit Lender's Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding.

                  (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Revolving Credit Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Credit Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); PROVIDED, HOWEVER, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

                  (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuation of any Default or the failure to satisfy any of the other conditions precedent specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  2.8 REPAYMENT OF LOANS; EVIDENCE OF INDEBTEDNESS.

                  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender (i) the then unpaid principal amount of each Revolving Credit Loan on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8), (ii) the then unpaid principal amount of each Swing Line Loan on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8) and (iii) the principal amount of each Term Loan in installments or at maturity as set forth in Section
2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.15.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(e), and a subaccount therein for each Lender, and shall record therein (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and
(iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                  (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

                  (e) The Borrower agrees that, upon the request to the Administrative Agent of any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibits F-1, F-2 or F-3, respectively, with appropriate insertions as to date and principal amount (such notes, respectively, "TERM NOTES", "REVOLVING CREDIT NOTES" and "SWING LINE NOTES").

                  2.9 COMMITMENT FEES, ETC.

                  (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Credit Lender, a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Commitment Fee Rate determined from day to day on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

                  (b) The Borrower agrees to pay to each Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower pursuant to the Fee Letter.

                  2.10 TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; PROVIDED that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

                  2.11 OPTIONAL PREPAYMENTS. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall (i) designate whether the Borrower is prepaying Revolving Credit Loans, Term Loans or both and (ii) specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; PROVIDED that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans (unless all Revolving Credit Loans are being repaid and the Revolving Credit Commitments terminated) that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Optional prepayments of Term Loans shall be applied pro rata against the remaining installments thereof. Optional partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or any integral multiple of $500,000 in excess thereof. Optional partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

                  2.12 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS.

                  (a) Unless the Required Prepayment Lenders shall otherwise agree:

                           (i) if the Borrower or any of its Subsidiaries incurs any Indebtedness or issues any Disqualified Stock after the Closing Date (except any incurrence of Indebtedness permitted under Section 7.2), an amount equal to 100% of all Net Cash Proceeds of such incurrence or issuance shall be applied within one Business Day of such incurrence or issuance toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c), PROVIDED, that notwithstanding the foregoing the proceeds of any Permitted Refinancing may be applied by the Borrower to the redemption or purchase of the Senior Subordinated Notes;

                           (ii) if the Borrower or any of its Subsidiaries issues any Capital Stock (other than any Disqualified Stock) after the Closing Date (other than (1) Capital Stock, the proceeds of which are used solely to fund Permitted Acquisitions or constitute or to redeem or repurchase Senior Subordinated Notes and premiums, costs and expenses associated therewith and Capital Stock constituting consideration payable in a Permitted Acquisition, (2) the Preferred Stock and (3) Capital Stock the proceeds of which are used to redeem the Preferred Stock in accordance with and subject to the limits set forth in the Certificates of Designation and premiums, costs and expenses associated therewith), an amount equal to 50% of the Net Cash Proceeds of such issuance shall be applied within one Business Day of such issuance toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c);

                           (iii) if the Borrower or any of its Subsidiaries sells the SA Station and/or the SF Station, an amount equal to 100% of the Net Cash Proceeds of any such sale in excess of $25,000,000 (until $25,000,000 of such Net Cash Proceeds has been applied toward the prepayments described in this subsection (iii)) and thereafter 50% of such Net Cash Proceeds, shall be applied within one Business Day of receipt thereof toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c); and

                           (iv) if the Borrower or any of its Subsidiaries receives any purchase price refund or other adjustment in respect of the KXOL Acquisition, an amount equal to 100% of the such refund or other adjustment (other than such portion, if any, of such refund or other adjustment that is paid in respect of liabilities of radio station KXOL-FM) shall be applied within one Business Day of receipt thereof toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c).

                  (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale (other than an Asset Sale described above in Section 2.12(a)(iii)) or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, an amount equal to 100% of such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c); PROVIDED that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not, when added to all amounts previously excluded pursuant to a Reinvestment Notice and not yet reinvested in assets useful in the Borrower's business, exceed $60,000,000 in respect of any single Asset Sale or $100,000,000 in any fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c).

                  (c) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to this Section 2.12 shall be applied, FIRST, to the prepayment of the Term Loans pro rata against the remaining installments thereof (PROVIDED that each Term Loan Lender may decline such prepayment, and if any Term Loan Lender elects to so decline (i) each Term Loan Lender that has not so declined shall be offered the option to receive its pro rata share of any such declined prepayments and (ii) such process shall continue until either (x) all such prepayments are applied to the Term Loans then outstanding or (y) none of the Term Loan Lenders will accept any remaining declined prepayments), SECOND, following payment in full of the Term Loans, to reduce permanently the Revolving Credit Commitments and, THIRD, to the Borrower or such other Person as shall be lawfully entitled thereto. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced, PROVIDED that if the aggregate principal amount of Revolving Credit Loans and Swing Line Loans then outstanding is less than the amount of the Total Revolving Credit Commitments as so reduced (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in immediately available funds in a cash collateral account established with the Administrative Agent for the benefit of the Secured Parties on terms and conditions satisfactory to the Administrative Agent (and the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all amounts at any time on deposit in such cash collateral account to secure all L/C Obligations from time to time outstanding and all other Obligations). If at any time the Administrative Agent determines that any funds held in such cash collateral account are subject to any right or claim of any Person other than the Administrative Agent and the Secured Parties or that the total amount of such funds is less than the amount of such excess, the Borrower shall, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in such cash collateral account, an amount equal to the excess of (A) the amount of such excess over (B) the total amount of funds, if any, then held in such cash collateral account that the Administrative Agent determines to be free and clear of any such right and claim. The application of any prepayment pursuant to Section 2.11 and this
Section 2.12 shall be made, FIRST, to Base Rate Loans and, SECOND, to Eurodollar Loans. Each prepayment of the Loans under Section 2.11 and this Section 2.12 (except in the case of Revolving Credit Loans (unless the Revolving Credit Loans are being repaid in full and the Revolving Credit Commitments terminated) that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. All prepayments and Commitment reductions made pursuant to this Section 2.12 shall be made without penalty or premium, PROVIDED that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21.

                  2.13 CONVERSION AND CONTINUATION OPTIONS.

                  (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), PROVIDED that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing if the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing if the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and PROVIDED, FURTHER, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  2.14 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF EURODOLLAR TRANCHES. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than six Eurodollar Tranches shall be outstanding at any one time.

                  2.15 INTEREST RATES AND PAYMENT DATES.

                  (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

                  (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2.0% per annum or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2.0% per annum and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2.0% per annum (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2.0% per annum), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

                  (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                  2.16 COMPUTATION OF INTEREST AND FEES.

                  (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365-day (or 366-day, as the case may be) year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

                  2.17 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period,

                  (c) the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (i) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate

Loans and (iii) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. If adequate and reasonable means do exist for ascertaining the Eurodollar Rate for a future Interest Period and the Eurodollar Rate determined or to be determined for such Interest Period will adequately and fairly reflect the cost to such Lenders (as conclusively determined by such Lenders) then such Lenders shall promptly direct the Administrative Agent to withdraw such notice. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

                  2.18 PRO RATA TREATMENT AND PAYMENTS.

                  (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Subject to Section 2.18(c), each payment (other than prepayments) in respect of principal or interest in respect of the Loans, and each payment in respect of fees or expenses payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. The application of any prepayment pursuant to this Section 2.18 shall be made, FIRST, to Base Rate Loans and, SECOND, to Eurodollar Loans.

                  (b) Each prepayment to be applied to Term Loans shall be allocated among the Term Loan Lenders holding such Term Loans pro rata based on the principal amount of the Term Loans held by each Term Loan Lender and shall be applied to the remaining scheduled quarterly installments due on the Term Loans pursuant to Section 2.3 PRO RATA.

                  (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders.

                  (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

                  (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

                  (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

                  2.19 REQUIREMENTS OF LAW.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and changes in the rate of tax on, or the imposition of a tax on, the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

                  (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.20 TAXES.

                  (a) All payments made by the Borrower under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, branch profits taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Arranger, any Agent or any Lender as a result of a present or former connection between the Arranger, such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Arranger's, such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). Subject to the provisions of Section 2.20(f), if any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES"), including Other Taxes, are required to be withheld from any amounts payable to the Arranger, any Agent or any Lender hereunder, the amounts so payable to the Arranger, such Agent or such Lender shall be increased to the extent necessary to yield to the Arranger, such Agent or such Lender (after payment of all Non-Excluded Taxes, including Other Taxes) interest or any such other amounts that would have been received hereunder had such withholding not been required. The Borrower or the applicable Subsidiary Guarantor shall make any required withholding and pay the full amount withheld to the relevant tax authority or other Governmental Authority in accordance with applicable Requirements of Law.

                  (b) The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.

                  (c) Subject to Section 2.20(f), the Borrower shall indemnify the Arranger, each Agent and each Lender for the full amount of Non-Excluded Taxes or Other Taxes arising in connection with payments made under this Agreement (including any Non-Excluded Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.20) paid by the Arranger, such Agent or Lender or any of their respective Affiliates and any liability (including penalties, additions to tax interest and expenses) arising therefrom or with respect thereto. Payment under this indemnification shall be made within ten days from the date the Arranger, any Agent or any Lender or any of their respective Affiliates makes written demand therefor.

                  (d) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the Arranger or the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof.

                  (e) The agreements in this Section 2.20 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (f) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, or a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof) (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent (and, in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two copies of either U.S. Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY (or any successor forms), or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit G to the effect that such Lender is eligible for a complete exemption from withholding of U.S. taxes under Section 871(h) or 881(c) of the Code and a Form W-8BEN, or any subsequent versions thereof or successors thereto, and (ii) any other form or certificate required by a taxing authority (including a certificate required under the Code) that is requested by the Borrower or the Administrative Agent in writing, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver. For any period with respect to which a Lender (or Transferee) has failed to provide the Borrower with the appropriate forms described in this Section 2.20(f) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Lender (or Transferee) shall not be entitled to indemnification under Section 2.20 with respect to Non-Excluded Taxes that would have been avoided but for such failure.

                  (g) If and to the extent that any Lender is able, in its sole opinion, to obtain a tax refund or to apply or otherwise take advantage of any offsetting tax credit or other similar tax benefit arising out of or in conjunction with any deduction or withholding which gives rise to an obligation on the Borrower to pay any Non-Excluded Taxes or Other Taxes pursuant to Section
2.20 then such Lender shall, to the extent that in its sole opinion it can do so without prejudice to the retention of such tax refund or the amount of such credit or benefit and without any other adverse tax consequences for such Lender, reimburse to the Borrower at such time as such tax refund or such tax credit or benefit shall have actually been received by such Lender such amount as such Lender shall, in its sole opinion, have determined to be attributable to such tax refund or the relevant deduction or withholding and as will leave such Lender in no better or worse position than it would have been in if the payment of such Non-Excluded Taxes or Other Taxes had not been required. Nothing in this
Section 2.20(g) shall oblige any Lender to disclose to the Borrower or any other person any information regarding its tax affairs or tax computations or interfere with the right of any Lender to arrange its tax affairs in whatever manner it thinks fit and, in particular, no Lender shall be under any obligation to claim relief from its corporate profits or similar tax liability in credits or deductions available to it and, if it does claim, the extent, order and manner in which it does so shall be at its absolute discretion.

                  2.21 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and Letters of Credit and all other amounts payable hereunder.

                  2.22 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day that is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

                  2.23 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a), 2.20(c) or 2.22 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; PROVIDED that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and PROVIDED, FURTHER, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20(a) or 2.22.

                  2.24 REPLACEMENT OF LENDERS UNDER CERTAIN CIRCUMSTANCES. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.19, 2.20(a) or 2.20(c) or
(b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; PROVIDED that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.23 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19, 2.20(a) or 2.20(c), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under
Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender or an Agent, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section
10.6 (PROVIDED that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19, 2.20(a) or 2.20(c), as the case may be, and
(ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

SECTION 3. LETTERS OF CREDIT

                  3.1 L/C COMMITMENT.

                  (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that the Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the date specified in clause (a) of the definition of Revolving Credit Termination Date, PROVIDED that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  3.2 PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

                  3.3 FEES AND OTHER CHARGES.

                  (a) The Borrower will pay a fee on the aggregate drawable amount of each outstanding Letter of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee as agreed between the Issuing Lender and the Borrower.

                  (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

                  3.4 L/C PARTICIPATIONS.

                  (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender, regardless of the occurrence or continuance of a Default or the failure to satisfy any of the other conditions specified in Section 5, on the first Business Day after demand, at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to
Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Credit Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C

Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

                  3.5 REIMBURSEMENT OBLIGATION OF THE BORROWER. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "PAYMENT AMOUNT"). Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.15(b) and (ii) thereafter, Section 2.15(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section
2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.7), if the Administrative Agent had received a notice of such borrowing at the time of such drawing under such Letter of Credit.

                  3.6 OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards or care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

                  3.7 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                  3.8 APPLICATIONS. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Agents and Lenders that:

                  4.1 FINANCIAL CONDITION.

                  (a) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2003 (including the notes thereto), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to
(i) the consummation of the Facilities and the Preferred Stock issuance and (ii) the payment of fees and expenses in connection with the foregoing (including such adjustments, the "PRO FORMA BALANCE SHEET"). The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at June 30, 2003, assuming that the events specified in the preceding sentence had actually occurred at such date.

                  (b) The audited consolidated balance sheets of the Borrower and its Subsidiaries as at December 29, 2002, December 30, 2001 and September 30, 2001, and the related consolidated statements of income and of cash flows for the fiscal years, or in the case of the December 30, 2001 balance sheets, the three-month transitional period, ended on such dates, reported on by and accompanied by an unqualified report from KPMG LLP, present fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at each such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years, or in the case of the December 30, 2001 balance sheets, the three-month transitional period, then ended. The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 2003, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Borrower and its Subsidiaries have no material Guarantee Obligations, contingent liabilities or liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph, to the extent same are required to be so reflected. During the period from December 29, 2002 to and including the Closing Date there has been no Disposition by any of the Borrower or its Subsidiaries of any material part of its business or Property.

                  4.2 NO CHANGE. Since December 29, 2002, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

                  4.3 EXISTENCE; COMPLIANCE WITH LAW. Except as set forth in
Schedule 4.3, each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other applicable organizational power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  4.4 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Loan Party has the corporate or other applicable organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and
(ii) the filings referred to in Section 4.19. The Loan Documents and the Senior Subordinated Note Indenture have been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document and the Senior Subordinated Note Indenture constitutes or upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  4.5 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  4.6 NO MATERIAL LITIGATION. Except as set forth on Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

                  4.7 NO DEFAULT. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing.

                  4.8 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Subsidiaries has good, marketable and insurable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in or adequate rights to use, all its other material Property, and none of such material Property is subject to any Lien except as permitted by Section 7.3.

                  4.9 INTELLECTUAL PROPERTY. The Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. Except as set forth on
Schedule 4.9, no material claim has been asserted or is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim. To the best knowledge of the Borrower, the use of Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person in any material respect.

                  4.10 TAXES. Each of the Borrower and its Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be). The contents of all such material tax returns are correct and complete in all material respects. Except as set forth in Schedule 4.10, no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                  4.11 FEDERAL REGULATIONS. No part of the proceeds of the Loans or Letters of Credit will be used for purchasing or carrying any "margin stock" (within the meaning of Regulation U) or for the purpose of purchasing, carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X or to involve any broker or dealer in a violation of Regulation T. No indebtedness being reduced or retired out of the proceeds of the Loans or Letters of Credit was or will be incurred for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U). Following application of the proceeds of the Loans and Letters of Credit, "margin stock" (within the meaning of Regulation U) does not constitute more than 25% of the value of the assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Agreement (including the direct and indirect use of proceeds of the Loans and Letters of Credit) will violate or result in a violation of Regulation T, Regulation U or Regulation X. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

                  4.12 LABOR MATTERS. There are no strikes, stoppages, slowdowns or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

                  4.13 ERISA. Neither a Reportable Event nor an "ACCUMULATED FUNDING DEFICIENCY" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period ending on the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied and has been administered in all material respects with all applicable provisions of ERISA and the Code. During such five-year period,
(i) no termination of a Single Employer Plan has occurred, (ii) no filing of any notice of intent to terminate a Single Employer Plan has been made, (iii) the PBGC has not instituted any proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan and (iv) no Lien in favor of the PBGC or a Plan has arisen with respect to any Plan. There exists no Unfunded Pension Liability (determined as of the last applicable annual valuation date prior to the date on which this representation is made or deemed made) with respect to Single Employer Plans in the aggregate, taking into account only Single Employer Plans with positive Unfunded Pension Liability, could reasonably be expected to be material. Each Plan which is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and, nothing has occurred since the date of such determination that would adversely affect such determination. There has been no failure to make a required contribution to any Plan that would result in the imposition of an encumbrance under Section 412 of the Code or
Section 302 of ERISA and there has been no filing of any request for a minimum funding waiver under Section 412 of the Code with respect to any Plan. No non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA has occurred with respect to any Plan that has resulted or could reasonably be expected to result in a material liability to the Borrower or any Subsidiary. Neither the Borrower nor any Commonly Controlled Entity has incurred any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA). Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the best knowledge of the Borrower, no such Multiemployer Plan is in Reorganization or Insolvent.

                  4.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X) which limits or conditions its ability to incur Indebtedness.

                  4.15 SUBSIDIARIES.

                  (a) The Subsidiaries listed on Schedule 4.15 constitute all the Subsidiaries of the Borrower as of the Closing Date. Schedule 4.15 sets forth as of the Closing Date the name and jurisdiction of formation of each Subsidiary and, as to each such Subsidiary, the percentage and number of each class of Capital Stock thereof owned by the Borrower and its Subsidiaries.

                  (b) As of the Closing Date, none of the Borrower or any of its Subsidiaries has issued, or authorized the issuance of, any Disqualified Stock.

                  4.16 USE OF PROCEEDS.

                  (a) The proceeds of the Term Loans shall be used solely to (i) finance the KXOL Acquisition, (ii) pay costs and expenses incurred in connection with the Facilities and with the Borrower's issuance of the Preferred Stock (to be set forth on the Closing Date on a sources and uses table attached hereto as
Schedule 4.16(a)), (iii) provide excess cash to the Borrower and (iv) fund working capital purposes, capital needs and general corporate purposes of the Borrower and its Subsidiaries.

                  (b) The proceeds of the Revolving Credit Loans, the Swing Line Loans and the Letters of Credit shall be used for working capital purposes, capital needs and general corporate purposes of the Borrower and its Subsidiaries.

                  4.17 ENVIRONMENTAL MATTERS. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount:

                  (a) The Borrower and its Subsidiaries (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; and (ii) reasonably believe that compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

                  (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or at any other location (including any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law, or (ii) interfere with the Borrower's or any of its Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.

                  (c) There is no judicial, administrative or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower will be, named as a party that is pending or, to the knowledge of the Borrower, threatened.

                  (d) Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

                  (e) Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

                  (f) Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

                  4.18 ACCURACY OF INFORMATION, ETC. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished to the Arranger, any Agent or any Lender by or on behalf of the Borrower or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential

Information Memorandum or in any other documents, certificates and written statements furnished to the Arranger, the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

                  4.19 SECURITY DOCUMENTS.

                  (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Securities (described, and as defined, in the Guarantee and Collateral Agreement), when any certificates, notes or other instruments representing such Pledged Securities are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement (other than Intellectual Property, which is addressed in paragraph (b) of this Section 4.19), when financing statements in appropriate form are filed in the offices specified on Schedule 4.19 (which financing statements have been duly authorized and completed by the Administrative Agent), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof as security for the Obligations, in each case prior and superior in right to any other Person, except, in the case of Collateral other than Pledged Securities, Liens permitted by Section 7.3.

                  (b) The Intellectual Property Security Agreements are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Intellectual Property Collateral described therein and proceeds thereof. Upon the filing of (i) the Patent Security Agreement Supplement and the Trademark Security Agreement Supplement in the appropriate indexes of the United States Patent and Trademark Office relative to patents and trademarks, respectively (within three (3) months after the Closing Date), and the Copyright Security Agreement Supplement in the appropriate indexes of the United States Copyright Office relative to copyrights (within thirty (30) days after the Closing Date), together with provision for payment of all requisite fees, and (ii) financing statements in appropriate form for filing in the offices specified on Schedule
4.19 (which financing statements have been duly completed and executed by the Administrative Agent), the Intellectual Property Security Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property Collateral and the proceeds and products thereof, as security for the Obligations, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on any After-Acquired Intellectual Property (as defined in the Guarantee and Collateral Agreement)), except Liens permitted by Section 7.3.

                  4.20 SOLVENCY. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection with the Loan Documents, the Preferred Stock issuance and the KXOL Acquisition will be and will continue to be, Solvent.

                  4.21 SENIOR INDEBTEDNESS. The Obligations (including the Guarantee Obligations of each Subsidiary Guarantor under the Guarantee and Collateral Agreement) constitute "SENIOR DEBT" and "DESIGNATED SENIOR DEBT" under and as defined in the Senior Subordinated Note Indenture and, as and when issued in accordance with this Agreement, Exchange Subordinated Debt or, if applicable, Indebtedness incurred in a Permitted Refinancing (under clause (1) of the definition of such term) and constitute Indebtedness permitted to exist under the Senior Subordinated Note Indenture and, as and when issued in accordance with this Agreement, the Exchange Subordinated Debt or Indebtedness incurred in a Permitted Refinancing. The provisions of Article Ten of the Senior Subordinated Note Indenture and as and when issued in accordance with this Agreement, Article Ten of the indenture that will govern the

Exchange Subordinated Debt or (if such Indebtedness is Subordinated Debt) the subordination provisions of such Indebtedness, are enforceable by each Lender and each other holder of Obligations in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  4.22 INSURANCE. Each of the Borrower and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and none of the Borrower or any of its Subsidiaries (a) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (b) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that could not reasonably be expected to have a Material Adverse Effect. The Administrative Agent, as agent for the Lenders, has been named as loss payee on all property and casualty insurance policies for the benefit of any Loan Party and as additional insured on all liability insurance policies for the benefit of any Loan Party.

                  4.23 PERMITS AND LICENSES.

                  (a) The FCC Licenses held by the Borrower and its Subsidiaries constitute all of the licenses, permits and other authorizations issued by the FCC that are necessary for the Borrower and its Subsidiaries to conduct their business in the manner in which it is currently being conducted.

                  (b) All FCC Licenses relating to the business of the Borrower and its Subsidiaries are in full force and effect, valid for the balance of the license terms normally applicable to radio stations licensed to the states in which the stations are licensed, and are not subject to any conditions outside the ordinary course. The stations subject to such FCC Licenses are operating, and have been operated since their construction or acquisition by the Borrower or any of its Subsidiaries, in material compliance with the Communications Act, the FCC's rules, regulations and written policies promulgated thereunder and with the terms of the FCC Licenses. As of the Closing Date, (i) neither the Borrower nor any Subsidiary has received any notice of apparent liability, notice of violation, order to show cause or other writing from the FCC that may lead to any liability or sanction by the FCC and (ii) there is no proceeding pending by or before the FCC relating to the Borrower or any Subsidiary or any station, nor, to the best knowledge of the Borrower or any Subsidiary, is any such proceeding threatened and no complaint or investigation is pending or threatened by or before the FCC (other than rulemaking proceedings of general applicability to which the Borrower and its Subsidiaries and the stations are not parties). The Borrower and its Subsidiaries have timely filed all required reports and notices with the FCC and have paid all amounts due in timely fashion on account of fees and charges to the FCC.

                  (c) All FCC Licenses relating to the business of the Borrower and its Subsidiaries (except, to the extent elected by the Borrower, FCC Licenses that are owned solely by one or more of the Excluded Foreign Subsidiaries and relate solely to the business conducted by any of the Excluded Foreign Subsidiaries) are held by one or more Broadcast License Subsidiaries.

                  (d) Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (or, in the case of Environmental Permits, result in the payment of a Material Environmental Amount) (i) each of the Borrower and its Subsidiaries has obtained and holds all Permits required for any property owned, leased or otherwise operated by or on behalf of, or for the benefit of, such Person and for the operation of each of its businesses as presently conducted and as proposed to be conducted, (ii) all such Permits are in full force and effect, and each of the Borrower and its Subsidiaries has performed and observed all requirements of such Permits, (iii) no event has occurred which allows or results in, or after notice or lapse of time would allow or result in, revocation or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit, (iv) none of such Permits contain any restrictions, either individually or in the aggregate, that are materially burdensome to the Borrower or any of its Subsidiaries, or to the operation of any of their respective businesses or any property owned, leased or otherwise operated by such Person,
(v) each of the Borrower and its Subsidiaries reasonably believes that each of its Permits will be timely renewed and complied with, without material expense, and that any additional Permits that may be required of such Person will be timely obtained and complied with, without material expense, and (vi) the Borrower has no knowledge or reason to believe that any Governmental Authority is considering limiting, suspending, revoking or renewing on materially burdensome terms any such Permit.

                  (e) No consent or authorization of, filing with or Permit from, or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Loan Documents other than FCC approval of the transfer of FCC Licenses to Broadcast License Subsidiaries, which (except in the case of FCC Licenses owned solely by one or more of the Excluded Foreign Subsidiaries and relating solely to the business conducted by any of the Excluded Foreign Subsidiaries that the Borrower has not transferred to a Broadcast License Subsidiary) has been obtained.

SECTION 5. CONDITIONS PRECEDENT

                  5.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date and in any event on or before November 15, 2003, of the following conditions precedent:

                  (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor, (iii) each Intellectual Property Security Agreement, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor, and (iv) if requested by any Lender, for the account of such Lender, Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

                  (b) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) audited consolidated financial statements of the Borrower and its Subsidiaries for the 2002 and 2001 fiscal years and the three-month transitional period ended December 30, 2001 and
(iii) unaudited interim consolidated financial statements of the Borrower and its Subsidiaries for the fiscal quarters ended March 31, 2003 and June 30, 2003, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower and its Subsidiaries, as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

                  (c) Approvals. All governmental and third-party approvals necessary or, in the discretion of the Administrative Agent, reasonably appropriate in connection with the continuing operations of the Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

                  (d) Related Agreements. The Administrative Agent shall have received (in a form and substance reasonably satisfactory to the Administrative Agent), with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the KXOL Acquisition Agreement, and all material Acquisition Documentation related thereto.

                  (e) Fees. The Arranger, the Agents and the Lenders shall have received all amounts payable under the Fee Letter on or before the Closing Date, and the Administrative Agent shall have received, to the extent payable under this Agreement or the Commitment Letter, reimbursement of all reasonable out-of-pocket expenses of the Arranger and the Administrative Agent invoiced to and payable by the Borrower on or prior to the Closing Date in connection with the transactions contemplated by the Facilities.

                  (f) Business Plan. The Lenders shall have received a business plan of the Borrower and its Subsidiaries for the fiscal years 2004 through and including 2009.

                  (g) Solvency. The Lenders shall have received a Solvency Certificate executed by the chief financial officer of the Borrower.

                  (h) Lien Searches. The Administrative Agent shall have received the results of recent lien, tax lien and other searches in each of the jurisdictions or offices (including in the United States Patent and Trademark Office and the United States Copyright Office) in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect security interests in the Collateral, which results reveal no Liens on any of the Property of the Borrower or any of its Subsidiaries other than Liens permitted by Section 7.3 or Liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

                  (i) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated as of the Closing Date, substantially in the form of Exhibit H, with appropriate insertions and attachments.

                  (j) Other Certifications. The Administrative Agent shall have received the following:

                           (i) a copy of the Governing Documents of each Loan Party, certified (as of a date reasonably near the Closing Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized;

                           (ii) a copy of a good standing certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each Loan Party is organized, dated reasonably near the Closing Date, and

                           (iii) as requested by the Administrative Agent, a copy of a good standing certificate of the Secretary of State or other applicable Governmental Authority of any jurisdiction in which the Borrower or any of its Subsidiaries is qualified as a foreign corporation or entity, dated reasonably near the Closing Date.

                  (k) Legal Opinions. The Lenders shall have received the legal opinion of Kaye Scholer LLP, counsel to the Borrower and its Subsidiaries, and of local counsel for the Borrower, in each case, covering such matters incident to the transactions contemplated by this Agreement as the

Administrative Agent may reasonably require and in form and substance reasonably satisfactory to the Administrative Agent.

                  (l) Pledged Collateral. The Administrative Agent shall have received the certificates, notes and other instruments representing the Pledged Securities pledged pursuant to the Guarantee and Collateral Agreement, all endorsed in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

                  (m) Filings, Registrations and Recordings. The Administrative Agent shall have received, in proper form for filing, registration or recordation, each Mortgage and each other document (including Uniform Commercial Code financing statements) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to evidence or perfect the Liens granted to the Administrative Agent in the Security Documents, and all documents described in Section 6.10(b) as to the parcels of real estate listed on Schedule 5.1(m), and the Borrower shall have paid all recording costs, title insurance premiums and other amounts in connection therewith.

                  (n) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 6.5(b).

                  (o) Consolidated EBITDA. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower stating that Consolidated EBITDA for the 12-month period ended June 30, 2003 was at least $41,500,000.

                  (p) KXOL Acquisition. Concurrently with the funding of the Term Loans, the closing of the KXOL Acquisition shall occur (with no waivers, amendments or other modifications to the KXOL Acquisition Agreement except those as may be acceptable to the Administrative Agent).

                  (q) Preferred Stock Issuance. The Borrower shall have issued the Preferred Stock having an aggregate liquidation value and for cash consideration of at least $75,000,000, on terms reasonably acceptable to the Arranger.

                  (r) Ratings. The Term Loan Facility shall have been rated at least (i) B+ by S&P and (ii) B1 by Moody's.

                  (s) Environmental Matters. The Lenders shall be satisfied with the environmental affairs of the Borrower and its Subsidiaries of the parcels of real estate listed on Schedule 5.1(m).

                  (t) Miscellaneous. The Administrative Agent shall have received such other documents, agreements, certificates and information as it may reasonably request.

                  5.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (b) No Default. No Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  (c) Pro Forma Financial Covenant Compliance. After giving effect to such extension of credit and the application of the proceeds thereof as if they had occurred on the last day of the fiscal quarter of the Borrower then most recently ended, the Consolidated Leverage Ratio and the Consolidated Senior Secured Debt Ratio shall not exceed the maximum ratios that would have been permitted under Sections 7.1(c) and (e), respectively, as of such day.

SECTION 6. AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as any of the Commitments remain in effect, any Letter of Credit remains outstanding or any of the principal of or interest on any Loan or Reimbursement Obligation is outstanding, the Borrower shall and shall cause each of its Subsidiaries to:

                  6.1 FINANCIAL STATEMENTS. Furnish to the Administrative Agent and each Lender:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing; and

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

                  6.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent and each Lender, or, in the case of Section 6.2(j), to the relevant Lender:

                  (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default arising under Section 7.1 or Section 7.7, except as specified in such certificate;

                  (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any continuing Default except as specified in such certificate, (ii) in the case of quarterly or annual financial statements, a Compliance and Pricing Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (iii) in the case of annual financial statements, to the extent not previously disclosed to the Administrative Agent in writing, a listing of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (iii) (or, in the case of the first such list so delivered, since the Closing Date);

                  (c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, for the following fiscal year, a detailed projected income statement, a projected condensed statement of cash flows, and a projected condensed consolidated balance sheet, and, as soon as available, significant revisions, if any, of such projections with respect to such following fiscal year (collectively, the "PROJECTIONS"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been approved by the board of directors of the Borrower, it being recognized that such Projections are not to be viewed as fact and that actual results during the subject fiscal year may differ from the projected results set forth therein by a material amount;

                  (d) within 45 days after the end of each fiscal quarter of the Borrower, the information required to be set forth in a quarterly report on Form 10-Q filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended;

                  (e) within five Business Days after the same are sent, copies of all financial statements and reports that the Borrower or any of its Subsidiaries sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower or any of its Subsidiaries may make to, or file with, the SEC;

                  (f) as soon as possible and in any event within five Business Days of obtaining knowledge thereof, (i) notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by the Borrower or any of its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any Governmental Authority may deny any application for an Environmental Permit or any other material Permit held by the Borrower or any of its Subsidiaries on terms and conditions that are materially burdensome to the Borrower or any of its Subsidiaries, or to the operation of any of its businesses or any Property owned, leased or otherwise operated by such Person;

                  (g) on the date of the occurrence thereof, notice that (i) any or all of the obligations under the Senior Subordinated Note Indenture have been accelerated or (ii) the trustee or the required holders of Senior Subordinated Notes has given notice that any or all such obligations are to be accelerated;

                  (h) to the extent not included in clauses (a) through (h) above, no later than the date the same are delivered thereunder, copies of all agreements, documents or other instruments (including (i) audited and unaudited, pro forma and other financial statements, reports, forecasts, and projections, together with any required certifications thereon by independent public auditors or officers of the Borrower or any of its Subsidiaries or otherwise, (ii) press releases, (iii) statements or reports furnished to any other holder of the securities of the Borrower or any of its Subsidiaries and (iv) regular, periodic and special securities reports), in each case, that the Borrower or any of its Subsidiaries is required to provide pursuant to the terms of the Senior Subordinated Note Indenture;

                  (i) (i) promptly and in any event within fifteen days after the Borrower, any Subsidiary or any Commonly Controlled Entity files a Schedule B (or such other schedule as contains actuarial information) to IRS Form 5500 in respect of any Plan with Unfunded Pension Liabilities, a copy of such IRS Form 5500 (including the Schedule B);

                           (ii) promptly and in any event within thirty days after the Borrower, any Subsidiary or any Commonly Controlled Entity knows or has reason to know that any event described in Section 8(g) (an "ERISA EVENT") that, individually or when aggregated with any other ERISA Event, could reasonably be expected to have a Material Adverse Effect has occurred, the written statement of a Responsible Officer of such Person, as applicable, describing such ERISA Event and the action, if any, that it proposes to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto; and

                           (iii) promptly and in any event within thirty days after the Borrower, any Subsidiary or any Commonly Controlled Entity becoming aware of any of the following a detailed written description thereof from a Responsible Officer of such Person: (w) a material increase in Unfunded Pension Liabilities, taking into account only Single Employer Plans with positive Unfunded Pension Liabilities, (x) the existence of potential withdrawal liability under Section 4201 of ERISA, if the Company and the Commonly Controlled Entities were to completely or partially withdraw from all Multiemployer Plans, (y) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by Borrower, any Subsidiary or any Commonly Controlled Entity or (z) the adoption of any amendment to a Plan subject to Section 412 of the Code that could result in a material increase in contribution obligations of Borrower, any Subsidiary or Commonly Controlled Entity; and


                  (j) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                  6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, if the failure to do so could reasonably be expected to have a Material Adverse Effect.

                  6.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE, FCC LICENSES, ETC.

                  (a) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except as otherwise permitted by Section 7.4 and except to the extent that failure to take any such action could not reasonably be expected to have a Material Adverse Effect;

                  (b) Duly perform and observe its obligations under the KXOL Acquisition Agreement, and comply with all other Contractual Obligations and all Requirements of Law except to the extent that failure to comply with such other Contractual Obligations and Requirements of Law could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and

                  (c) Operate all of the Stations in material compliance with the Communications Act and the FCC's rules, regulations and written policies promulgated thereunder and with the terms of the FCC Licenses, timely file all required reports and notices with the FCC and pay all amounts due in timely fashion on account of fees and charges to the FCC, timely file and prosecute all applications for renewal or for extension of time with respect to all of the FCC Licenses and advise the Administrative Agent of any deviation from the foregoing and of any written communication from the FCC outside the ordinary course.

                  6.5 MAINTENANCE OF PROPERTY; INSURANCE.

                  (a) Keep all material Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear and damage by casualty excepted.

                  (b) Maintain with financially sound and reputable insurance companies insurance on all its Property (including all inventory, equipment and vehicles) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Lender, upon written request, full information as to the insurance carried. All insurance shall provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days (10 days in the case of non-payment) after receipt by the Administrative Agent of written notice thereof. The Administrative Agent for its own benefit and for the benefit of the Lenders shall be named as additional insured on all such liability insurance policies, and the Administrative Agent shall be named as loss payee on all property and casualty insurance policies.

                  (c) Deliver to the Administrative Agent (i) on the Closing Date, a certificate dated such date showing the amount and types of insurance coverage as of such date, (ii) upon request of the Administrative Agent from time to time, full information as to the insurance carried, (iii) forthwith, notice of any cancellation or nonrenewal of coverage, (iv) promptly after such information is available to any of the Borrower or any of its Subsidiaries, full information as to any claim for an amount in excess of $5,000,000 with respect to any property and casualty insurance policy maintained by any of the Borrower or its Subsidiaries and (v) concurrently with the delivery of its audited financial statements for each fiscal year, a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

                  6.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

                  (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                  (b) permit representatives of the Administrative Agent or any Lender (with respect to visits by any Lender more frequent than once in any calendar year, if no Default is continuing, at such Lender's expense) to visit and inspect any of its properties and examine and, at the Borrower's expense, make abstracts from any of its books and records at any reasonable time, upon reasonable notice and as often as may reasonably be desired and to discuss the business, operations, Properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with their respective independent certified public accountants.

                  6.7 NOTICES. Promptly give notice to the Administrative Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) the occurrence of any "Event of Default" or term of similar meaning under the Senior Subordinated Note Indenture or the KXOL Acquisition Agreement;

                  (c) any termination, amendment or modification of, or other change in, the Senior Subordinated Note Indenture, the Certificates of Designation, the Exchange Subordinated Debt, any Indebtedness incurred in a Permitted Refinancing, the KXOL Acquisition Agreement or any other Acquisition Documentation, or any material default thereunder by any party thereto;

                  (d) any (i) default or event of default under any other Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (e) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (f) the following events, as soon as possible and in any event within 30 days after the Borrower or any of its Subsidiaries knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, in each case in connection with or involving an amount that could reasonably be expected to have a Material Adverse Effect, or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

                  (g) any other development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

                  6.8 ENVIRONMENTAL LAWS. In each of the following cases, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

                  (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and Environmental Permits, and obtain, maintain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain, maintain and comply in all material respects with and maintain, any and all Environmental Permits.

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                  6.9 BROADCAST LICENSE SUBSIDIARIES.

                  (a) Cause all FCC Licenses (except, at the option of the Borrower, FCC Licenses that are owned solely by one or more of the Excluded Foreign Subsidiaries and relate solely to the business conducted by any of the Excluded Foreign Subsidiaries) to be owned and held at all times by one or more Broadcast License Subsidiaries.

                  (b) Ensure that each Broadcast License Subsidiary engages only in the business of holding FCC Licenses and rights related thereto and that such restriction is set forth in the Governing Documents of such Broadcast License Subsidiary.

                  (c) Cause its financial statements, through appropriate footnote disclosure, to indicate that the FCC Licenses (except, if applicable, any FCC Licenses that are owned solely by one or more of the Excluded Foreign Subsidiaries and relate solely to the business conducted by any of the Excluded Foreign Subsidiaries) are held by one or more Broadcast License Subsidiaries.

                  (d) Conduct its affairs strictly in accordance with its Governing Documents and observe all necessary, appropriate, and customary corporate, limited liability company and other organizational formalities, including keeping separate and accurate minutes of meetings of its board of directors, shareholders, managers, members or partners, as the case may be, passing all resolutions or consents necessary to authorize actions to be taken, and maintaining accurate and separate books, records and accounts and in a manner permitting the assets and liabilities of the Borrower and each of its Subsidiaries (including the Broadcast License Subsidiaries) to be easily separated and readily ascertained.

                  (e) Ensure that the Property of the Borrower or any of its Subsidiaries (including each Broadcast License Subsidiary) is not commingled with the Property of any of the others of them or any other Person and otherwise remains clearly identifiable.

                  (f) Conduct the business of the Borrower or any of its Subsidiaries (including each Broadcast License Subsidiary) solely in its own name and through its respective duly authorized managers, members, officers or agents so as not to mislead others as to the identity of the Person with which those others are concerned.

                  (g) Ensure that no Broadcast License Subsidiary has any Indebtedness or other liabilities except under the Guarantee and Collateral Agreement and liabilities permitted to be incurred under Section 7.16.

                  (h) Not hold itself out to the public or to any of its individual creditors as being a unified Person with common assets and liabilities with the Borrower or any of its Subsidiaries or act in a manner that would otherwise cause its creditors to believe that the Borrower or any of its Subsidiaries (including each Broadcast License Subsidiary) is not a separate entity distinct from each of the others and all other Persons.

                  (i) Not take any action, or conduct its affairs in any manner, that could reasonably be expected to result in the separate existence of any Broadcast License Subsidiary being ignored or the assets and liabilities of any Broadcast License Subsidiary being substantively consolidated with those of the Borrower or any of its other Subsidiaries (including any other Broadcast License Subsidiary) in a bankruptcy, reorganization or other insolvency proceeding.

                  6.10 ADDITIONAL COLLATERAL, ETC.

                  (a) With respect to any Property acquired after the Closing Date by the Borrower or any of its Subsidiaries (other than (x) any Property described in paragraphs (b), (c) or (d) of this Section, (y) any Excluded Assets and (z) Property acquired by a Subsidiary that is not a Subsidiary Guarantor) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (and, in any event, within 90 days following the date of such acquisition) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems reasonably necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property and (ii) take all actions reasonably necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such Property (subject only to Liens permitted by Section 7.3 that are not consensually granted), including, but not limited to, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

                  (b) If at any time so requested by the Administrative Agent or by the Required Lenders with respect to any fee interest in any real property having a value (net of Liens thereon permitted under Section 7.3) of at least $3,000,000 now owned or hereafter acquired by the Borrower or any Subsidiary Guarantor, promptly (and, in any event, within 90 days following the date of such request) (i) execute, deliver (in recordable form) and record a mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Administrative Agent, provide the Secured Parties with (x) title and extended coverage insurance covering such real property in an amount at least equal to the value of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate, and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, and (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (c) With respect to each Person that now is or hereafter becomes a Subsidiary of the Borrower (except JuJu Media, Inc. and any Excluded Foreign Subsidiary) and with respect to each Subsidiary that ceases to be an Excluded Foreign Subsidiary (but continues to be a Subsidiary), promptly (and, in any event, within 90 days following such creation or the date of such acquisition) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems reasonably necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and the Intellectual Property Security Agreement and (B) to take such actions reasonably necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest (subject only to Liens permitted by Section 7.3 that are not consensually granted) in the Collateral described in the Guarantee and Collateral Agreement and the Intellectual Property Security Agreements with respect to such new Subsidiary, including the recording of instruments in the United States Patent and Trademark Office and the United States Copyright Office, the execution and delivery by all necessary Persons of Control Agreements and the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement, the Intellectual Property Security Agreements or by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (d) With respect to any new Excluded Foreign Subsidiary created or acquired after the Closing Date by the Borrower or any of its Subsidiaries, promptly (and, in any event, within 90 days following such creation or the date of such acquisition) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems reasonably necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (e) Notwithstanding anything to the contrary in this Section 6.10, paragraphs (a), (b), (c) and (d) of this Section 6.10 shall not apply to any Property, new Subsidiary or new Excluded Foreign Subsidiary created or acquired after the Closing Date, as applicable, as to which the Administrative Agent has determined in its sole discretion that the collateral value thereof is insufficient to justify the difficulty, time and/or expense of obtaining a perfected Lien thereon.

                  6.11 USE OF PROCEEDS. Use the proceeds of the Loans lawfully, in accordance with this Agreement and only for the purposes specified in Section 4.16.

                  6.12 FURTHER ASSURANCES. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Secured Parties with respect to the Collateral in accordance with the Guarantee and Collateral Agreement (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other Property or assets hereafter acquired that may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents that requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

                  6.13 CORPORATE STRUCTURE. Except for JuJu Media, Inc. and except as otherwise permitted under Section 7.8(h), cause each Subsidiary of Borrower to be and remain a Wholly Owned Subsidiary of the Borrower.

SECTION 7. NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as any of the Commitments remain in effect, any Letter of Credit remains outstanding or any of the principal of or interest on any Loan or Reimbursement Obligation is outstanding, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                  7.1 FINANCIAL CONDITION COVENANTS.


                  (a) Consolidated EBITDA. Permit Consolidated EBITDA for the period of twelve consecutive months ending as of the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such date (it being understood that there will be no test under this Section 7.1(a) for any period ending after June 30, 2005):

                   Fiscal Quarter                     Consolidated EBITDA
                   --------------                     -------------------
                 December 31, 2003                          $36,900,000
                 March 31, 2004                             $36,900,000
                 June 30, 2004                              $38,500,000
                 September 30, 2004                         $40,400,000
                 December 31, 2004                          $41,900,000

                 March 31, 2005                             $43,900,000
                 June 30, 2005                              $45,000,000



                  (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter (it being understood that there will be no test under this Section 7.1(b) prior to the fiscal quarter ending on September 30, 2005):

                                                         Consolidated Fixed
                                                          Charged Coverage
                            Fiscal Quarter                   Ratio (x:1)
                            --------------               ------------------
                 September 30, 2005                            1.00:1
                 December 31, 2005                             1.00:1
                 March 31, 2006 through and including
                 December 31, 2006                             1.00:1
                 March 31, 2007 through and including
                 December 31, 2007                             1.05:1
                 March 31, 2008 through and including
                 December 31, 2008                             1.10:1
                 March 31, 2009 and each fiscal
                 quarter thereafter                            1.15:1


                  (c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio determined as of the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                         Consolidated Leverage
                             Fiscal Quarter                  Ratio (x:1)
                             --------------              ---------------------
                 December 31, 2003                             11.25:1
                 March 31, 2004                                11.25:1
                 June 30, 2004                                 11.00:1
                 September 30, 2004                            10.75:1
                 December 31, 2004                             10.50:1
                 March 31, 2005                                10.25:1
                 June 30, 2005                                 10.00:1
                 September 30, 2005                             9.75:1
                 December 31, 2005                              9.50:1
                 March 31, 2006 through and including
                 December 31, 2006                              9.00:1
                 March 31, 2007 through and including
                 December 31, 2007                              8.50:1
                 March 31, 2008 through and including
                 December 31, 2008                              8.00:1
                 March 31, 2009 and each fiscal
                 quarter thereafter                             7.50:1

                  (d) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                        Consolidated Interest
                                                               Coverage
                               Fiscal Quarter                Ratio (x:1)
                             December 31, 2003              not applicable
                             -----------------          ---------------------
                 March 31, 2004                                 1.00:1
                 June 30, 2004                                  1.00:1
                 September 30, 2004                             1.00:1
                 December 31, 2004                              1.00:1
                 March 31, 2005                                 1.05:1
                 June 30, 2005                                  1.05:1
                 September 30, 2005                             1.10:1
                 December 31, 2005                              1.10:1
                 March 31, 2006 through and including
                 December 31, 2006                              1.15:1
                 March 31, 2007 through and including
                 December 31, 2007                              1.20:1
                 March 31, 2008 through and including
                 December 31, 2008                              1.25:1
                 March 31, 2009 and each fiscal
                 quarter thereafter                             1.30:1

                  (e) Consolidated Senior Secured Debt Ratio. Permit the Consolidated Senior Secured Debt Ratio determined as of the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                          Consolidated Senior
                                                                 Secured
                                                                   Debt
                               Fiscal Quarter                  Ratio (x:1)
                               --------------             -------------------

                 December 31, 2003                                3.25:1
                 March 31, 2004                                   3.25:1
                 June 30, 2004                                    3.00:1
                 September 30, 2004                               3.00:1
                 December 31, 2004                                2.75:1
                 March 31, 2005                                   2.75:1
                 June 30, 2005                                    2.75:1
                 September 30, 2005                               2.50:1
                 December 31, 2005                                2.50:1
                 March 31, 2006 through and including
                 December 31, 2006                                2.50:1
                 March 31, 2007 through and including
                 December 31, 2007                                2.25:1
                 March 31, 2008 through and including
                 December 31, 2008                                2.00:1
                 March 31, 2009 and each fiscal
                 quarter thereafter                               2.00:1

                  7.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of any Loan Party pursuant to any Loan Document;

                  (b) Unsecured Indebtedness (i) constituting Puerto Rico Intercompany Debt, (ii) of the Borrower outstanding to any Solvent Subsidiary,
(iii) of any Subsidiary Guarantor outstanding to the Borrower or any other Subsidiary Guarantor or (iv) of any Subsidiary of the Borrower that is not a Subsidiary Guarantor outstanding to the Borrower or any Subsidiary Guarantor, so long as the aggregate Investments of the Borrower and the Subsidiary Guarantors (whether in the form of debt or equity and counted at cost (or if made in assets at the fair market value thereof when made, as determined in good faith by the Borrower's board of directors), net of returns of the principal thereof received in cash thereon) made at any time after the Closing Date in any and all Subsidiaries of the Borrower that are not Subsidiary Guarantors and in any and all Persons that are not Subsidiaries of the Borrower does not at any time exceed $35,000,000; PROVIDED that all such Indebtedness outstanding to the Borrower or any Subsidiary Guarantor shall be evidenced by promissory notes duly endorsed and delivered to the Administrative Agent in pledge as security for the Obligations and, if the Borrower or any Subsidiary Guarantor is the obligor thereon, subordinated in right of payment to the Obligations on terms and conditions satisfactory to the Administrative Agent;

                  (c) Indebtedness of the Borrower or any of its Subsidiaries (including Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount, for the Borrower and all of its Subsidiaries, not exceeding $8,500,000 at any one time outstanding;

                  (d) Indebtedness (other than the Indebtedness referred to in Section 7.2(f)) outstanding on the date hereof and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

                  (e) Unsecured Guarantee Obligations made in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Subsidiary Guarantor;

                  (f) Unsecured Indebtedness of the Borrower in respect of Senior Subordinated Notes outstanding under the Senior Subordinated Note Indenture in an aggregate principal amount not exceeding $335,000,000 less any amounts thereof redeemed, repurchased or repaid by Borrower, and the guaranty of such Indebtedness, on the terms set forth in the Senior Subordinated Note Indenture, by any Permitted Guarantor;

                  (g) Seller Indebtedness constituting purchase consideration for Permitted Acquisitions;

                  (h) Exchange Subordinated Debt issued in exchange for the Preferred Stock and the guaranty thereof by any Permitted Guarantor, so long as at the time of such exchange, and after giving effect thereto, on a pro forma basis (assuming that such exchange occurred on the first day of the most recently reported period of twelve consecutive months) the Consolidated Leverage Ratio shall be not more than 7.00:1.00 and the Consolidated Senior Secured Debt Ratio shall be not more than 1.75:1.00;

                  (i) Indebtedness incurred as a result of a Permitted Refinancing in an aggregate principal amount not in excess of the aggregate principal amount of Senior Subordinated Notes (plus any call premium payable upon redemption or repurchase of the Senior Subordinated Notes) outstanding immediately prior to the application of proceeds of such Indebtedness, together with reasonable fees, costs and expenses related thereto; and

                  (j) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $5,000,000 at any one time outstanding.

                  7.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes, assessments or governmental charges or levies not yet due and payable or being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on its books in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, landlords', repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (d) pledges or deposits by or on behalf of the Borrower or any of its Subsidiaries to secure the performance of tenders, bids, trade contracts (other than for borrowed money), leases, utilities, statutory obligations, surety and appeal bonds, performance and return of money bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d) and refinancings, renewals and extensions thereof, provided that no such Lien is extended to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased; and Liens in existence on the date hereof listed on Schedule 4.10;

                  (g) Liens securing Indebtedness of the Borrower or any of its Subsidiaries incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

                  (h) Liens created pursuant to any of the Loan Documents;

                  (i) any interest or title of a lessor under any lease entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

                  (j) Liens in favor of the Borrower or any of its Subsidiaries, if and to the extent that the liability secured by such Liens is pledged to the Administrative Agent for the benefit of the Secured Parties;

                  (k) the Lien in favor of the trustee under the Senior Subordinated Note Indenture or, after issuance of the Exchange Subordinated Debt or Indebtedness incurred in a Permitted Refinancing in accordance with the terms of this Agreement, the trustee under the indenture governing the Exchange Subordinated Debt or such Indebtedness, attaching to money and property held or collected by such trustee and securing amounts due to it in its individual capacity, set forth in Section 7.07 of the Senior Subordinated Note Indenture or the equivalent provision of the indenture set forth in the indenture governing the Exchange Subordinated Debt or such Indebtedness;

                  (l) Liens securing judgments that individually and in the aggregate do not exceed $5,000,000 and that do not constitute a Default; and

                  (m) Liens not otherwise permitted by this Section 7.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined, in the case of each such Lien, as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) $2,500,000 at any one time.

                  7.4 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

                  (a) any Solvent Subsidiary of the Borrower or, in connection with a Permitted Acquisition, any Acquired Business, may be merged or consolidated with or into the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (PROVIDED that the Subsidiary Guarantor shall be the continuing or surviving corporation);

                  (b) any Subsidiary of the Borrower that is not a Subsidiary Guarantor may Dispose of any or all of its assets (upon voluntary liquidation, dissolution or otherwise) to its shareholders in accordance with their respective pro rata interests;

                  (c) any Subsidiary Guarantor may Dispose of any or all of its assets (upon voluntary liquidation, dissolution or otherwise) to the Borrower or any other Subsidiary Guarantor; and

                  (d) any Wholly Owned Subsidiary of the Borrower that is not a Subsidiary Guarantor may be merged with or into any other Wholly Owned Subsidiary of the Borrower that is not a Subsidiary Guarantor.

                  7.5 LIMITATION ON DISPOSITION OF PROPERTY. Dispose of any of its Property (including receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

                  (a) the Disposition of obsolete or worn out Property or other Property no longer used or useful in the ordinary course of business;

                  (b) the sale of inventory in the ordinary course of business;

                  (c) Dispositions of Cash Equivalents and Dispositions permitted by Section 7.4;

                  (d) the sale or issuance of any Subsidiary's Capital Stock (other than Disqualified Stock) to the Borrower or any Subsidiary Guarantor;

                  (e) Asset Sales, each on an arms' length basis, for which the consideration received is not less than the Fair Market Value of the assets being disposed of, not to exceed in aggregate (i) $60,000,000 in the case of any single Asset Sale or (ii) $100,000,000 in any fiscal year of the Borrower, PROVIDED, HOWEVER, that no Asset Sale involving assets with a Fair Market Value of more than $20,000,000 may be consummated unless after giving effect to such Asset Sale and the application of the proceeds thereof, in each case, as if they had occurred on the first day of the 12-month period ending on the last day of the fiscal quarter of the Borrower then most recently ended, the Borrower would have been in compliance, as of the last day of such fiscal quarter, with each of the financial condition covenants set forth in Section 7.1, PROVIDED, FURTHER, that in the event that any Permitted Acquisition is consummated concurrently with such Asset Sale, the pro forma effect of such Permitted Acquisition (as contemplated by clause (ii) of the definition of "Permitted Acquisition") shall be taken into account in determining whether such Asset Sale meets the pro forma compliance test of the immediately preceding proviso;

                  (f) the Asset Sales referred to in Section 2.12(a)(iii); and

                  (g) any Recovery Event, if the requirements of Section 2.12(b) are complied with in connection therewith.

                  7.6 LIMITATION ON RESTRICTED PAYMENTS. Declare or pay any dividend (other than dividends payable solely in common stock (excluding Disqualified Stock) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "DERIVATIVES COUNTERPARTY") obligating the Borrower or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock or make any payment of interest in cash on the Exchange Subordinated Debt (collectively, "RESTRICTED PAYMENTS"), except that:

                  (a) any Subsidiary of the Borrower may make Restricted Payments to its shareholders in accordance with their respective pro rata interests;

                  (b) the Borrower may pay dividends solely in kind, by distributing additional shares of the same Capital Stock;

                  (c) the Borrower may redeem or repurchase the Senior Subordinated Notes through a Permitted Refinancing;

                  (d) the Borrower may redeem for cash up to a maximum of 40% of the outstanding accreted value of the Preferred Stock (at the time of the first redemption thereof after the Closing Date) with the proceeds of an issuance of Capital Stock (other than Disqualified Stock) in accordance with and subject to the limits of the Certificates of Designation;

                  (e) so long as no Default shall have occurred and be continuing, the Borrower may purchase Capital Stock of the Borrower from present or former officers or employees of the Borrower or any of its Subsidiaries upon the death, disability or termination of employment of such officer or employee, PROVIDED that the aggregate consideration paid for all such purchases in any fiscal year of the Borrower (net of amounts repaid in respect of loans contemplated in Section 7.8(d)(i) and any cash proceeds received subsequent to the date hereof from the issuance and sale of Management Equity in connection with the exercise of common stock options for Management Equity) shall not exceed $3,000,000;

                  (f) the exchange of Borrower's 10.75% Series A Cumulative Exchangeable Redeemable Preferred Stock for Borrower's 10.75% Series B Cumulative Exchangeable Redeemable Preferred Stock; and

                  (g) the Borrower may pay cash dividends on the Preferred Stock so long as at the time of such payment and after giving effect thereto, on a pro forma basis (assuming that such payment occurred on the first day of the most recently reported period of twelve consecutive months) the Consolidated Leverage Ratio shall be not more than 8.50:1.00 and the Consolidated Senior Secured Debt Ratio shall be not more than 2.00:1.00.

                  7.7 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding $10,000,000 per fiscal year; PROVIDED that (i) up to 100% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year; (ii) Capital Expenditures made during any fiscal year shall be deemed made, FIRST, in respect of amounts permitted for such fiscal year as provided above and; SECOND, in respect of amounts carried over from the prior fiscal year pursuant to clause
(i) above; and (iii) in addition, the Borrower and its Subsidiaries shall be permitted to make Capital Expenditures during the term of this Agreement in an amount not exceeding (x) 50% of the Net Cash Proceeds of any issuance and sale of Capital Stock (other than Disqualified Stock) by the Borrower after the Closing Date, if such Net Cash Proceeds are used within 365 days from receipt thereof to pay for such Capital Expenditures, and (y) the proceeds of any Reinvestment Deferred Amount.

                  7.8 LIMITATION ON INVESTMENTS. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "INVESTMENTS"), except:

                  (a) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors;

                  (b) Investments in cash and Cash Equivalents;

                  (c) Investments arising in connection with the incurrence of Indebtedness permitted by Sections 7.2(b), 7.2(e) and 7.2(j);

                  (d) (i) loans made by the Borrower to officers and employees of the Borrower or any Subsidiary of the Borrower the proceeds of which are utilized contemporaneously to purchase Management Equity from the Borrower and
(ii) other loans and advances to employees of the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for the Borrower and Subsidiaries of the Borrower not to exceed $250,000 at any one time outstanding;

                  (e) any Permitted Acquisition made by Borrower directly or through Wholly Owned Subsidiaries, including the acquisition, formation and capitalization of any new Wholly

Owned Subsidiary of the Borrower to consummate a Permitted Acquisition, so long as the Borrower complies with Section 6.10(c) in respect thereof;

                  (f) Investments in Capital Stock of a Subsidiary Guarantor, so long as the Borrower complies with Section 6.10(c) in respect thereof;

                  (g) Investments existing on the Closing Date and listed on
Schedule 7.8(g);

                  (h) any Investments in Capital Stock of any Subsidiary of the Borrower that is not a Subsidiary Guarantor or of any Person that is not a Subsidiary of the Borrower, so long as the aggregate Investments of the Borrower and the Subsidiary Guarantors (whether in the form of debt or equity and counted at cost (or if made in assets at the fair market value thereof when made, as determined in good faith by the Borrower's board of directors), net of returns of the principal thereof received in cash thereon) made at any time after the Closing Date in any and all Subsidiaries of the Borrower that are not Subsidiary Guarantors and in any and all Persons that are not Subsidiaries of the Borrower does not at any time exceed $30,000,000; and

                  (i) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost, net of returns of the principal thereof received in cash thereon) not exceeding $5,000,000; and

                  (j) Investments in Preferred Stock redeemed in accordance with
Section 7.6(d) or exchanged in accordance with Section 7.2(h) so long as such Preferred Stock is retired upon acquisition or exchange thereof and Investments in Senior Subordinated Notes with the proceeds of Indebtedness incurred in a Permitted Refinancing or with the proceeds of Capital Stock (other than Disqualified Stock) so long as such Senior Subordinated Notes are retired upon repurchase or redemption thereof.

                  7.9 LIMITATION ON SUBORDINATED INDEBTEDNESS.

                  (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Indebtedness that is subordinated in right of payment to the Obligations or that constitutes Indebtedness contemplated by clause (2) of the definition of Permitted Refinancing (other than the redemption or repurchase of the Senior Subordinated Notes through a Permitted Refinancing) or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating the Borrower or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Indebtedness (it being understood that except as provided in paragraph (b) below, this Agreement does not prohibit Borrower from (x) making an "Asset Sale Offer" to the extent required by (and as such term is defined in) the indenture governing the Senior Subordinated Notes (or Exchange Subordinated Debt or any or Indebtedness incurred in a Permitted Refinancing) in respect of the portion of the proceeds of such Asset Sale that the Borrower is not required to apply to the Obligations hereunder or (y) making any payment in respect of any such "Asset Sale Offer" that is accepted by any holder of Senior Subordinated Notes (or Exchange Subordinated Debt or any Indebtedness incurred in a Permitted Refinancing) to the extent so required);

                  (b) make any payment or distribution in respect of any Indebtedness that is subordinated in right of payment to the Obligations at any time when such payment or distribution, or the acceptance thereof, is prohibited or restricted under the subordination provisions governing such Subordinated Indebtedness;

                  (c) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms (including the subordination terms) of any of the Senior Subordinated Note Indenture or any other agreement governing or relating to any Indebtedness that is subordinated in right of payment to the Obligations, except any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Borrower or any of its Subsidiaries and (ii) does not involve the payment of a consent fee; or

                  (d) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for the purposes of the Senior Subordinated Note Indenture or any indenture governing Indebtedness incurred in a Permitted Refinancing or Exchange Subordinated Debt.

                  7.10 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower, any Wholly Owned Subsidiary of the Borrower or any other Subsidiary of the Borrower so long as no Capital Stock of such other Subsidiary is owned by any Person that controls the Borrower) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it could reasonably be expected to obtain in a comparable arm's length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, the following transactions shall not be prohibited: (i) fees and compensation paid to, and indemnity provided on behalf of, officers, directors or employees of the Borrower or any of its Subsidiaries, to the extent the same are reasonable and customary, and (ii) transactions pursuant to agreements or arrangements in effect on the Closing Date and listed on Schedule 7.10.

                  7.11 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of Property that has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of the Borrower or such Subsidiary.

                  7.12 LIMITATION ON CHANGES IN FISCAL PERIODS. Permit the fiscal year of the Borrower or any of its Subsidiaries to end on a day other than December 31 or change the Borrower's or any of its Subsidiaries' method of determining fiscal quarters.

                  7.13 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any Guarantor (as defined in the Guarantee and Collateral Agreement), its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents, (b) applicable law and agreements in effect on the date hereof and listed on Schedule 7.13, (c) any Lease, any Intellectual Property license agreement under which the Borrower or a Subsidiary of the Borrower is the licensee, and any other agreement under which the Borrower or a Subsidiary of the Borrower is entitled to the performance of any obligation other than the payment of money, if any such prohibition or limitation is limited to the interest of the Borrower or such Subsidiary thereunder and in the reasonable judgment of the Borrower, the acceptance of such prohibition or limitation was necessary to achieve a business purpose of the Borrower or such Subsidiary, (d) any restriction under any agreement governing Indebtedness permitted under Section 7.2(c), if such restriction is enforceable only by the holder of such Indebtedness and applies only to the assets securing such Indebtedness and (e) in any indenture governing Indebtedness incurred in a Permitted Refinancing or Exchange Subordinated Debt so long as any such agreement is not more restrictive that the corresponding provision in the Senior Subordinated Note Indenture as in effect on the Closing Date.

                  7.14 LIMITATION ON RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS, ETC.. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Borrower or any of its Subsidiaries (or, in the case of clause (a) only, any Subsidiary of the Borrower) to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay or subordinate any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) customary provisions restricting subletting or assignment of any lease, license or other contract entered into in the ordinary course of business, (iv) restrictions on the transfer or disposition of any asset subject to a Lien otherwise permitted under this Agreement, if such restriction is enforceable only by the holder of such Lien and only against such assets, (v) restrictions imposed by any joint venture or similar agreement entered into with respect to Investments otherwise permitted under this Agreement, (vi) restrictions existing on the Closing Date and (vii) restrictions contained in any indenture governing Indebtedness incurred in a Permitted Refinancing or Exchange Subordinated Debt so long as any such restriction is not more restrictive that the corresponding provision in the Senior Subordinated Note Indenture as in effect on the Closing Date.

                  7.15 LIMITATION ON LINES OF BUSINESS. Enter into any business, either directly or through any Subsidiary, except for Permitted Businesses.

                  7.16 BROADCAST LICENSE SUBSIDIARIES. In the case of each Broadcast License Subsidiary, (a) engage in any business or activity other than holding FCC Licenses and rights related thereto, (b) incur, assume or otherwise become or remain obligated in respect of any liability except trade payables incurred in the ordinary course of business and tax liabilities incidental to ownership of such rights, (c) grant or become subject to any Lien except Liens securing Obligations or (d) take any Material Action.

                  7.17 AMENDMENT OF CERTAIN DOCUMENTS.

                  (a) Amend or permit the amendment of its Governing Documents in any manner materially adverse to the Lenders.

                  (b) Amend, modify, supplement or otherwise change the KXOL Acquisition Agreement or (after they have been provided to the Administrative Agent and Lenders pursuant to clause (iv)(x) in the definition of "Permitted Acquisition" and the 10 Business Day period described in clause (iv)(y) of such definition has expired) any other Acquisition Documentation, except upon written notice to and the consent of the Administrative Agent (which consent shall not unreasonably be withheld).

                  (c) Amend, modify or otherwise change the Senior Subordinated
Note Indenture or any other documents establishing the terms and conditions of any other Subordinated Debt or the Preferred Stock, in any case, in any manner that is or could reasonably be expected to be adverse to the Lenders or any Agent.

SECTION 8. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

                  (c) Any Loan Party shall default in the observance or performance of any agreement contained in Section 7 or (ii) Section 6.4(a) (with respect to the Borrower only); or

                  (d) Any Loan Party shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of thirty
(30) days; or

                  (e) The Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; PROVIDED that a default, event or condition described in clause (i),
(ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $5,000,000; or

                  (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower, any of its Subsidiaries or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall be required to make during any fiscal year of the Borrower payments pursuant to any employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provides benefits to retired employees (or their dependents) that, in the aggregate, exceed $1,000,000, (vii) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall be required to make during any fiscal year of the Borrower contributions to any defined benefit pension plans subject to Title IV of ERISA (including any Multiemployer Plan) that, in the aggregate, exceed $1,600,000 (viii) an aggregate Unfunded Pension Liability (taking into account only Single Employer Plans with positive Unfunded Pension Liabilities) shall exist, (ix) any potential withdrawal liability under Section 4201 of ERISA, if the Borrower, its Subsidiaries and each Commonly Controlled Entity were to completely or partially withdraw from all Multiemployer Plans shall exist or (x) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (viii) above, such event or condition, either in and of itself or together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving for the Borrower and its Subsidiaries taken as a whole a liability (not paid or covered by insurance in the reasonable opinion of the Borrower if the Borrower provides evidence of such coverage to the Administrative Agent) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (i) Any of the Security Documents shall cease, for any reason (other than pursuant to the terms thereof), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                  (j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason (other than pursuant to the terms thereof), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

                  (k) Such provisions of the Senior Subordinated Notes and of any other Subordinated Debt that provide that the Obligations are senior thereto shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

                  (l) Any Loan Party or any Affiliate of any Loan Party shall assert in writing that any provision of any Loan Document is not enforceable; or

                  (m) (i) The Permitted Investors shall cease to have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of the Borrower (determined on a fully diluted basis); (ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of more than 35% of the outstanding common stock of the Borrower; (iii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors; or (iv) a Specified Change of Control shall occur; or

                  (n) Any FCC License necessary for the conduct of any business or activity at any time conducted by the Borrower or any of its Subsidiaries shall be revoked, annulled, cancelled or the FCC takes any action with respect to any FCC License, the effect of which could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Loan Party, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent and the Lenders shall be entitled to exercise any and all remedies available under the Security Documents, including the Guarantee and Collateral Agreement, or otherwise available under applicable law or otherwise. With respect to each Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time either (i) deposit in a cash collateral account opened by the Administrative Agent an amount in immediately available funds equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (and the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all amounts at any time on deposit in such cash collateral account to secure the undrawn and unexpired amount of such Letters of Credit and all other Obligations) or (ii) provide to the Issuing Lender with respect to such Letter of Credit a Qualified Supporting Letter of Credit. If at any time the Administrative Agent determines that any funds held in such cash collateral account are subject to any right or claim of any Person other than the Administrative Agent and the Secured Parties or that the total amount of such funds is less than the aggregate undrawn and unexpired amount of outstanding Letters of Credit, the Borrower shall, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in such cash collateral account, an amount equal to the excess of (a) such aggregate undrawn and unexpired amount over (b) the total amount of funds, if any, then held in such cash collateral account that the Administrative Agent determines to be free and clear of any such right and claim.

Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Loan Parties hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Loan Parties hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Loan Parties (or such other Person as may be lawfully entitled thereto).

SECTION 9. THE AGENTS and ARRANGER

                  9.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints Lehman Commercial Paper Inc. as the Administrative Agent under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

                  9.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  9.3 EXCULPATORY PROVISIONS. Neither the Arranger, nor any Agent nor any of their respective Related Persons shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for any liability imposed by law, but then only if and to the extent found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from its or any of its Related Persons' personal gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Arranger or the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party party thereto to perform its obligations hereunder or thereunder or for the creation, validity, legality, enforceability, perfection, priority, maintenance or enforcement of any guaranty or Lien required or purporting to be created under any of the Loan Documents or any other collateral security for the Obligations. As against any Secured Party, any matter required herein to be satisfactory to, found acceptable by or otherwise approved by the Administrative Agent may be approved or disapproved by it in its sole discretion, acting as it may see fit given any interest that it or its Affiliates may have and without any duty whatsoever to any other Lender. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

                  9.4 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex, teletype or e-mail message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or the requisite Lenders required under Section 10.1 to authorize or require such action (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders or the requisite Lenders under Section 10.1 to authorize or require such action (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Obligations.

                  9.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default hereunder unless it has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders), except that (a) the Administrative Agent shall not be required to take any such action that it in good faith determines may be unlawful or that it in good faith believes may be imprudent or may expose it to liability, (b) the Administrative Agent shall not be required to take any such action unless it receives indemnity satisfactory to it from the Persons directing such action, and (c) unless and until the Administrative Agent shall have received such direction, the Administrative Agent may decline to act or may (but shall not be obligated to) take any action that it deems advisable.

                  9.6 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Arranger nor any of the Agents nor any of their respective officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Arranger or any Agent hereinafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Arranger or any Agent to any Lender. Each Lender represents to the Arranger and the Agents that it has, independently and without reliance upon the Arranger or any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition, prospects and creditworthiness of the Loan Parties and their Affiliates and made its own decision to make its Loans (and in the case of the Issuing Lender, its Letters of Credit) hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Arranger or any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition, prospects and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Arranger nor any Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of the Arranger or such Agent or any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or Affiliates.

                  9.7 INDEMNIFICATION. The Lenders agree to indemnify the Arranger and each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Arranger or such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents, any Acquisition Documentation or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Arranger or such Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the Arranger's or such Agent's gross negligence or willful misconduct. The agreements in this
Section 9.7 shall survive the payment of the Loans and Letters of Credit and all other amounts payable hereunder.

                  9.8 ARRANGER AND AGENTS IN THEIR INDIVIDUAL CAPACITIES. The Arranger and each Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Arranger was not the Arranger and such Agent was not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, the Arranger and each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Arranger or an Agent, as the case may be, and the terms "Lender" and "Lenders" shall include the Arranger and each Agent in their respective individual capacities.

                  9.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans or Letters of Credit. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders collectively shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as such, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  9.10 AUTHORIZATION TO RELEASE LIENS. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Borrower or any of its Subsidiaries that is the subject of a Disposition that the Administrative Agent in good faith believes to be permitted by this Agreement or to have been consented to in accordance with
Section 10.1 or to be owned by any Subsidiary of the Borrower the Capital Stock of which was transferred, in any such Disposition, to a Person who is not an Affiliate of the Borrower.

                  9.11 THE ARRANGER, SYNDICATION AGENT AND CO-DOCUMENTATION AGENTS. The parties acknowledge and agree that (a) Lehman Brothers Inc. (in such capacity, the "Arranger") shall be credited as and may publicize that it is the sole advisor, sole lead arranger and sole book runner of the financing contemplated hereby, (b) Lehman Commercial Paper Inc. shall be credited as and may publicize that it is the Syndication Agent of such financing and (c) each of Merrill Lynch, Pierce Fenner & Smith, Incorporated and Deutsche Bank Securities Inc. shall be credited as and may publicize that it is one of the Co-Documentation Agents of such financing. The Arranger, Syndication Agent and Co-Documentation Agents (i) shall not, by reason of their designation as such or the provisions of this Section 9 or any action taken or omitted in such capacity, have any power, duty, responsibility or liability whatsoever under this Agreement or any other Loan Document or in respect of the financing contemplated hereby and (ii) shall nevertheless be entitled to all of the rights, immunities, indemnities and benefits granted to them herein.

SECTION 10. MISCELLANEOUS

                  10.1 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, increase the amount or extend the expiration date of any Commitment of any Lender or require any consent to be obtained with respect to any participation or assignment by a Lender other than as required under Sections 10.6(b) and (c) respectively, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of "REQUIRED LENDERS", consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all Lenders; (iii) reduce the percentage specified in the definition of "MAJORITY FACILITY LENDERS" with respect to any Facility without the written consent of all Lenders under such Facility; (iv) amend, modify or waive any provision of Section 9 without the consent of the Arranger or any Agent directly affected thereby; (v) amend, modify or waive any provision of
Section 2.6 or 2.7 without the written consent of the Swing Line Lender; (vi) amend, modify or waive any provision of Section 2.18 without the consent of each Lender directly affected thereby; (vii) amend, modify or waive any provision of Section 3 without the consent of the Issuing Lender; or (viii) amend, modify or waive any condition precedent to any extension of credit under the Revolving Credit Facility set forth in Section 5.2 (including the waiver of an existing Default or Event of Default required to be waived in order for such extension of credit to be made) without the consent of the Majority Facility Lenders with respect to the Revolving Credit Facility. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents, the Arranger and all existing and future holders of the Obligations. In the case of any waiver, the Loan Parties, the Lenders, the Arranger and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; PROVIDED that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. For the avoidance of doubt, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Arranger, the Agents and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "ADDITIONAL EXTENSIONS OF Credit") to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and
(y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, Required Prepayment Lenders and Majority Revolving Facility Lenders; provided, HOWEVER, that no such amendment shall permit the Additional Extensions of Credit to share ratably with or with preference to the Term Loans in the application of mandatory prepayments without the consent of the Required Prepayment Lenders or otherwise to share ratably with or with preference to the Revolving Extensions of Credit without the consent of the Majority Revolving Facility Lenders.

                  10.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of the Borrower, the Arranger and the Agents, as follows and (b) in the case of the Lenders, as set forth on Schedule 1 to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

           The Borrower:                      Spanish Broadcasting System, Inc.
                                              2601 South Bayshore Drive, PH II
                                              Coconut Grove, Florida 33133
                                              Attention:     Joseph A. Garcia
                                              Telecopy:      (305) 441-7861
                                              Telephone:     (305) 441-6901
           with a copy to:                    Kaye Scholer LLP
                                              425 Park Avenue
                                              New York, New York 10022
                                              Attention:     Edmond Gabbay
                                              Telecopy:      (212) 836-6476
                                              Telephone:     (212) 836-8000

           Lehman Commercial Paper Inc.:      Lehman Commercial Paper Inc.
                                              745 Seventh Avenue
                                              New York, New York 10019
                                              Attention:     Diane Albanese
                                              Telecopy:      (646) 758-5130
                                              Telephone:     (212) 526-4979

           with a copy to:                    Clifford Chance US LLP
                                              200 Park Avenue
                                              New York, New York  10166
                                              Attention:     Robert S. Finley
                                              Telecopy:      (212) 878-8375
                                              Telephone:     (212) 878-8000

           The Arranger:                      Lehman Brothers Inc.
                                              745 Seventh Avenue
                                              New York, New York 10019
                                              Attention:     Robert Berzins
                                              Telecopy:      (646) 758-1906
                                              Telephone:     (212) 526-3712

           With a copy to:                    Clifford Chance US LLP
                                              200 Park Avenue
                                              New York, New York  10166
                                              Attention:     Robert S. Finley
                                              Telecopy:      (212) 878-8375
                                              Telephone:     (212) 878-8000

           Issuing Lender:                    As notified by the Issuing Lender
                                              to the Administrative Agent and
                                              the Borrower provided that any
                                              notice, request or demand to or
                                              upon any Agent or any Lender shall
                                              not be effective until received.

                  10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Arranger, any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

                  10.5 PAYMENT OF EXPENSES. The Borrower agrees (a) to pay or reimburse the Arranger and the Administrative Agent on demand for all reasonable out-of-pocket expenses, including the reasonable fees, disbursements and other charges of counsel, incurred in connection with the Facilities and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby PROVIDED, HOWEVER, that notwithstanding the foregoing, the obligations of Borrower under this clause (a) in respect of such out-of-pocket expenses incurred by the Arranger and Administrative Agent through the Closing Date shall be limited as provided in the Commitment Letter, (b) to pay or reimburse each Lender, the Arranger and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Arranger and each Agent, (c) to pay, indemnify, and hold each Lender, the Arranger and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Arranger and each Agent, and each of their respective Related Persons (each of the Lenders, Arranger and Agents and their Related Persons, an "INDEMNITEE") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "INDEMNIFIED LIABILITIES"), PROVIDED that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than five days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to the Borrower in accordance with Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and Letters of Credit and all other amounts payable hereunder.

                  10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Arranger, the Agents, all other holders of the Obligations and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Arranger, the Agents and each Lender.

                  (b) Any Lender may, without the consent of the Borrower or any other Person, in accordance with applicable law, at any time sell to one or more Eligible Assignees (each, a "PARTICIPANT") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of Section 2.20, such Participant shall have complied with the requirements of said Section; and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender (an "ASSIGNOR") may, in accordance with applicable law, upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any Affiliate or Control Investment Affiliate thereof or, with the consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments, the written consent of the Issuing Lender and the Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed) (PROVIDED that (x) no such consent need be obtained if (i) the assignment is to an Eligible Assignee and the Assignor is the Administrative Agent or any Affiliate thereof, (ii) the Assignee is another Lender or an Affiliate of a Lender, (iii) the assignment is by a Lender to a Related Fund of such Lender, or (iv) Term Loans are being assigned to an Eligible Assignee, and (y) in any event the consent of the Borrower need not be obtained with respect to any assignment to an Eligible Assignee at any time when a Default is continuing), to an additional Eligible Assignee (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J, executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Issuing Lender or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than

$1,000,000 and, after giving effect thereto, the Assignor shall retain an Aggregate Exposure of no less than $1,000,000 (other than in the case of an assignment of all of a Lender's interests under such Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be party hereto as a Lender).

                  (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Commitment and Loans) at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (x) in connection with an assignment by a Lender to a Related Fund of such Lender,
(y) in connection with an assignment by or to a Lehman Entity or (z) in the case of an Assignee that is already a Lender or is an Affiliate of a Lender or a Person under common management with a Lender), the Administrative Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for any Revolving Credit Note and/or Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Term Notes, as the case may be, to such Assignee or its registered assigns in an amount equal to the Revolving Credit Commitment and/or Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the Assignor or its registered assigns in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

                  (f) For the avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  10.7 ADJUSTMENTS; SET-OFF.

                  (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower (any such notice being expressly waived by the Borrower to the extent permitted by applicable law), upon any amount becoming due and payable by the Borrower hereunder (whether at stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees to notify promptly the Borrower and the Administrative Agent after any such setoff and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

                  10.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  10.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  10.12 SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York situated in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  10.13 ACKNOWLEDGMENTS. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither the Arranger, nor any Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and the Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of participants in a debtor and creditor transaction; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or between the Borrower and any of them.

                  10.14 CONFIDENTIALITY. Each of the Arranger, the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement; PROVIDED that nothing herein shall prevent the Arranger, any Agent or any Lender from disclosing any such information (a) to the Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "TRANSFEREE") or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors involved in the evaluation or administration of the credit facilities contemplated hereby to the extent that such advisor shall agree to comply with the provisions of this section, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (i) to the extent necessary in connection with the exercise of any remedy hereunder or under any other Loan Document or (j) if such information constitutes the "tax treatment" and "tax structure" (in each case, within the meaning of United States Treasury Regulation Section 1.6011-4) of any transaction contemplated by this Agreement or any other Loan Agreement and any materials of any kind (including opinions or other tax analyses) that are provided to the Arranger, any Agent or any Lender relating to such tax treatment and tax structure.

                  10.15 RELEASE OF COLLATERAL AND GUARANTEE OBLIGATIONS.

                  (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to or vote or consent of any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any Guarantee Obligations of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents; PROVIDED that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any estimated expenses in connection therewith, together with a certification by a Responsible Officer of the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with this Agreement and the other Loan Documents.

                  (b) The Administrative Agent shall be, and hereby is, irrevocably authorized and empowered to release any and all of the Collateral and take any and all actions necessary therefor or reasonably incidental thereto, upon request of the Borrower and without notice to or consent of any Lender or any other holder of Obligations, when all Commitments have terminated, all Letters of Credit have been discharged, the principal of and interest on all Loans and Reimbursement Obligations have been paid in full and the Administrative Agent has received payment in full, or payment security satisfactory to it, as to all other Obligations that are claimed by the Administrative Agent or in respect of which the Administrative Agent has received, reasonably in advance of such release, written notice that any payment is due or any claim is pending.

                  10.16 ACCOUNTING CHANGES. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this

Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "ACCOUNTING CHANGES" refers to changes in accounting principles required or permitted by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

                  10.17 DELIVERY OF LENDER ADDENDA. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

                  10.18 CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  10.19 WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  10.20 DESIGNATED SENIOR DEBT. The Obligations (including the Guarantee Obligations of each Subsidiary Guarantor under the Guarantee and Collateral Agreement) are hereby designated as "Designated Senior Debt" for the purposes of and as defined in the Senior Subordinated Note Indenture and any indenture governing Exchange Subordinated Debt or Indebtedness incurred in any Permitted Refinancing under clause (1) of the definition of such term.

        [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY; SIGNATURES FOLLOW.]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   SPANISH BROADCASTING SYSTEM, INC.



                                   By: /s/ Joseph A. Garcia
                                       -----------------------------------------
                                       Name:  Joseph A. Garcia
                                       Title: Executive Vice-President, Chief
                                              Financial Officer and Secretary

                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as Administrative Agent

                                   By: /s/ G. Robert Berzins
                                       -----------------------------------------
                                       Name:  G. Robert Berzins
                                       Title: Vice President



                        SPANISH BROADCASTING SYSTEM, INC.
                                CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                                                         Annex A

                   PRICING GRID FOR REVOLVING CREDIT LOANS AND
                                SWING LINE LOANS



Consolidated Senior Secured         Applicable Margin for         Applicable Margin for Base
         Debt Ratio                    Eurodollar Loans                   Rate Loans
---------------------------         ---------------------         --------------------------
  equal to or more than                     3.00%                           2.00%
  2.0:1.0
  less than 2.0:1.0 and equal               2.75%                           1.75%
  to or more than 1.5:10
  less than 1.5:1.0                         2.50%                           1.50%


The Applicable Margin shall be determined on a quarterly basis based on the Consolidated Senior Leverage Ratio as of the last day of the most recent fiscal quarter and for the period of four consecutive fiscal quarters then ended, except that the Applicable Margin will be the highest rate set forth above (3.00% for Eurodollar Rate Loans and 2.00% for Base Rate Loans) (a) for the period from the Closing Date until the Grid Effective Date and (b) whenever any Event of Default is continuing. Changes in the Applicable Margin resulting from changes in the Consolidated Senior Secured Debt Ratio shall become effective on the date on which the Compliance and Pricing Certificate for each fiscal quarter is delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Compliance and Pricing Certificate referred to above is not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Senior Secured Debt Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 2.0 to 1.0.


                                     Annex-1

                                    EXHIBIT A

                   FORM OF COMPLIANCE AND PRICING CERTIFICATE

         This Compliance and Pricing Certificate is delivered to you pursuant to
Section 6.2(b) of the Credit Agreement, dated as of October 30, 2003, as amended, supplemented or modified from time to time (the "CREDIT AGREEMENT"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         1. I am the duly elected, qualified and acting Chief Financial Officer of the Borrower.

         2. I have reviewed and am familiar with the contents of this Certificate.

         3. I have reviewed the terms of the Credit Agreement and the Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as ATTACHMENT 1 (the "FINANCIAL STATEMENTS"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or an Event of Default [, except as set forth below].

         [DESCRIBE ANY DEFAULT OR EVENT OF DEFAULT, IF APPLICABLE.]

         4. Attached hereto as ATTACHMENT 2 are the computations showing compliance with the covenants set forth in Sections 7.1, 7.7 and 7.8 of the Credit Agreement.

         5. Based on the computation of Consolidated Senior Secured Debt Ratio set forth in ATTACHMENT 2, the Applicable Margins for Revolving Loans and Swing Line Loans are __% in the case of Eurodollar Loans and ___% in the case of Base Rate Loans.

         IN WITNESS WHEREOF, I execute this Certificate this _____ day of ______________, ______.


                                       SPANISH BROADCASTING SYSTEM, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                 Attachment 1 to
                                    Exhibit A

                              Financial Statements

                                 Attachment 2 to
                                    Exhibit A

         The information described herein is as of ________________, 200_, and pertains to the period from ______________, 200_ to ______________, 200_

                       [Set forth covenant calculations.]

                                    EXHIBIT B

                                    EXHIBIT C

                             FORM OF LENDER ADDENDUM

         Reference is made to the Credit Agreement, dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitment set forth in Schedule 1 hereto, effective as of the Closing Date.

         THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of ______________, 2003.


                                        [NAME OF LENDER]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Accepted and agreed:

SPANISH BROADCASTING SYSTEM, INC.


By:
    ----------------------------------
    Name:
    Title:

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

                                                                      Schedule 1

                                   Commitment

                                                      % of total amount of
                                                      such Commitment from
                                       Amount              All Lenders
                                       ------         --------------------

Term Loan Commitment

Revolving Credit Commitment

                                    EXHIBIT D

                           FORM OF NOTICE OF BORROWING

                                ___________, 2003

Lehman Commercial Paper Inc.,
  as Administrative Agent
3 World Financial Center
New York, New York 10285
Attention: _____________


                        SPANISH BROADCASTING SYSTEM, INC.

          Ladies and Gentlemen:

                  Pursuant to Section 2.5 of that certain Credit Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used but not defined herein having the meanings given such terms in the Credit Agreement), among Spanish Broadcasting System, Inc., a Delaware corporation (the "BORROWER"), each lender from time to time party thereto, the co-documentation agents named therein, the syndication agent named therein and Lehman Commercial Paper Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), the Borrower hereby gives the Administrative Agent irrevocable notice that the Borrower hereby requests a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Loan:

                  (i) The Business Day of the proposed Loan is __________,
200__.

                  (ii) The Type of the proposed Loan is a Base Rate Loan/Eurodollar Loan.

                  (iii) The aggregate amount of the proposed Loan is $__,000,000.

                  [(iv) The Interest Period shall be one /two/three/six months.]

                  The Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Loan:

                  (b) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except to the extent that they relate expressly to an earlier date).

                  (c) No Default or Event of Default has occurred and is continuing on the date hereof, or would result from the proposed Loan or the application of the proceeds thereof.

                  (d) The proceeds of the $__,000,000 borrowing will be used solely in accordance with Section 4.16 of the Credit Agreement.

                  (e) The Administrative Agent is authorized and directed to disburse the proceeds of the $__,000,000 borrowing as set forth in Section 2.5 of the Credit Agreement.

                  The Borrower agrees that, if prior to the time of the proposed Loan any of the foregoing certifications shall cease to be true and correct, the Borrower shall forthwith notify the Administrative Agent thereof in writing (any such notice, a "NON-COMPLIANCE NOTICE"). Except to the extent, if any, that prior to the time of the proposed Loan, the Borrower shall deliver a Non-Compliance Notice to the Administrative Agent, each of the foregoing certifications shall be deemed to be made additionally on the date of the proposed Loan as if made on such date.

                                       Very truly yours,

                                       SPANISH BROADCASTING SYSTEM, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT E

                          FORM OF SOLVENCY CERTIFICATE

                  This Solvency Certificate (this "CERTIFICATE") is delivered in connection with that certain Credit Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used but not defined herein have the meanings given such terms in the Credit Agreement.

                  For purposes of this Certificate, "TRANSACTIONS" means (i) the fulfillment of all conditions to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and the funding of such Loans and Letters of Credit, if any, on the Closing Date, (ii) the execution and delivery of the Loan Documents, (iii) the repayment, if any, of outstanding Indebtedness on the Closing Date, (iv) the Preferred Stock issuance, (v) the KXOL Acquisition, and
(vi) the payment of all fees, costs and expenses associated with the foregoing.

                  I hereby certify as of the date hereof on behalf of the Loan Parties as follows:

                  1. I am the duly qualified and acting Vice President and/or Chief Financial Officer of each Loan Party and in such capacity am a senior financial officer with responsibility for the management of the financial affairs of such Loan Party and the preparation of financial statements of such Loan Party. I, together with other officers of the Loan Parties, acted on behalf of each Loan Party in connection with the negotiation and execution of the Credit Agreement and the other Loan Documents to which any Loan Party is a party. In connection with the following certifications, I have reviewed the financial statements of the Loan Parties.

                  2. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for the Loan Parties for the purpose of discussing the meaning of its contents and the purpose for which it is to be used. I have made such investigations and inquiries as I have deemed to be necessary and prudent and have reviewed the Credit Agreement and the other Loan Documents to which any Loan Party is a party. I am providing this certificate solely in my capacity as an officer of each Loan Party.

                  3. For purposes of delivering this Certificate, I have:

                  (a) made inquiries within the Borrower concerning, among other matters, pending and threatened litigation, uninsured risks, guaranties of obligations of other Persons and other contingent obligations and have included as a liability in my conclusions my best judgment as to the maximum realistic exposure of each Loan Party to liabilities that would not be included in reserves otherwise reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as of June 30, 2003;

                  (b) reviewed the financial statements of each Loan Party; and

                  (c) made such other investigations and inquiries as I have deemed appropriate and have taken into account the nature of the particular business anticipated to be conducted by the Loan Parties after consummation of the Transactions.

                  Based upon the foregoing, I have reached the following conclusions:

                  (i) No Loan Party is now, and the consummation of the Transactions will not render any Loan Party, "insolvent" as defined below. I understand that in this context, "insolvent" means that the present fair salable value of assets of each Loan Party is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. I have assumed that in this context "fair salable value" means the price available upon the sale of such assets by a willing seller to a willing buyer, where material information as to the asset and the market for such asset is known to both, and where the sale is executed with commercially reasonable promptness. I also understand that (i) the term "debts" includes any liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  (ii) No Loan Party will incur, and no Loan Party intended to incur or believed that it would incur, debts beyond its ability to pay as they mature as a result of the consummation of the Transactions. I have concluded that the cash flow and cash resources (including earnings plus non-cash charges to earnings and, to the extent permitted under the Credit Agreement, the disposition of assets held for sale) of such Loan Party will be sufficient to provide cash necessary to repay indebtedness and liabilities of such Loan Party (including, in the case of the Borrower, the indebtedness and liabilities of the Borrower under the Credit Agreement, any Notes and any outstanding Letters of Credit) as such debts and liabilities mature.

                  (iii) The consummation of the Transactions will not leave any Loan Party with property remaining in its hands constituting "unreasonably small capital." I have assumed for purposes of reaching this conclusion that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by each Loan Party in light of the Projections and available credit capacity.

                  (iv) No Loan Party has executed the Credit Agreement, any Notes, any Letters of Credit or any other Loan Documents, in each case, to which such Loan Party is a party or made any transfer or incurred any obligations in connection with the Transactions, with actual intent to hinder, delay or defraud either present or future creditors.

                  I understand that the Secured Parties are relying on the truth and accuracy of the foregoing in connection with each extension of credit to the Borrower pursuant to the Credit Agreement and the other Loan Documents.

                  I represent the foregoing information to be, to the best of my knowledge and belief, after diligent inquiry, true and correct and execute this Solvency Certificate as the Vice President and/or Chief Financial Officer of each Loan Party as of the ___ day of __________, 2003.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned has duly executed this Solvency Certificate as of the date first written above.

SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation
SPANISH BROADCASTING SYSTEM FINANCE CORPORATION, a Delaware corporation SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.
SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
SPANISH BROADCASTING SYSTEM, INC., a New Jersey corporation
SPANISH BROADCASTING SYSTEM OF SAN ANTONIO, INC.
ALARCON HOLDINGS, INC.
SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Delaware corporation SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
SBS OF GREATER NEW YORK, INC.
SBS FUNDING, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Puerto Rico corporation SPANISH BROADCASTING SYSTEM NETWORK, INC.
SBS PROMOTIONS, INC.
SPANISH BROADCASTING SYSTEM SOUTHWEST, INC.
SPANISH BROADCASTING SYSTEM-SAN FRANCISCO, INC.
WRMA LICENSING, INC.
WXDJ LICENSING, INC.
WDEK LICENSING, INC.
WKIE LICENSING, INC.
WKIF LICENSING, INC.
WLEY LICENSING, INC.
WSKQ LICENSING, INC.
KLEY LICENSING, INC.
KSAH LICENSING, INC.
KZAB LICENSING, INC.
KZBA LICENSING, INC.
KPTI LICENSING, INC.
WCMQ LICENSING, INC.
KLAX LICENSING, INC.
WPAT LICENSING, INC.
WCMA LICENSING, INC.
WZET LICENSING, INC.
WMEG LICENSING, INC.
KXOL LICENSING, INC.


By:
   ------------------------------------------------------
   Name:
   Title:   Vice President and/or Chief Financial Officer
               of each Loan Party

                                   EXHIBIT F-1

                                FORM OF TERM NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$___________                                                  New York, New York
                                                              --------- ---, ---



                  FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to _____________ (the "LENDER") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) _______________ DOLLARS ($______), or, if less, (b) the unpaid principal amount of the Term Loan outstanding to the Lender made pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof that shall be attached hereto and made a part hereof, the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

                  This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the several other banks and financial institutions or entities from time to time party thereto, as lenders, Merrill Lynch, Pierce Fenner & Smith, Incorporated and Deutsche Bank Securities Inc., as Co-Documentation Agents, Lehman Commercial Paper Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.



                                      F1-1

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                       SPANISH BROADCASTING SYSTEM, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:





                                      F1-2

                                   SCHEDULE A
                                  to Term Note

                          LOANS AND REPAYMENTS OF LOANS


                                                                                                                IF
                                                                                                            EURODOLLAR
                                          AMOUNT OF        UNPAID          AMOUNT OF         AMOUNT OF         LOAN,
                                        PRINCIPAL OF     PRINCIPAL       CONVERSION OF    CONTINUATION OF    LENGHT OF
                           AMOUNT OF     TERM LOANS      BALANCE OF      TERM LOAN TO      TERM LOAN AS      INTEREST     NOTATION
     DATE         TYPE     TERM LOAN       REPAID        TERM LOANS      ANOTHER TYPE       SAME TYPE         PERIOD       MADE BY
     ----         ----     ---------    ------------     ----------      -------------    ----------------  -----------   --------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------





                                      F1-3

                                   EXHIBIT F-2

                          FORM OF REVOLVING CREDIT NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$_____________                                                New York, New York
                                                           ---------- ----, ----

                  FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to __________________ (the "LENDER") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ___________ DOLLARS ($_______), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans outstanding to the Lender made pursuant to Section
2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof that shall be attached hereto and made a part hereof, the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

                  This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the several other banks and financial institutions or entities from time to time party thereto, as lenders, Merrill Lynch, Pierce Fenner & Smith, Incorporated and Deutsche Bank Securities Inc., as Co-Documentation Agents, Lehman Commercial Paper Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.



                                      F2-1

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                       SPANISH BROADCASTING SYSTEM, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:





                                      F2-2

                                   SCHEDULE A
                            TO REVOLVING CREDIT NOTE

                          LOANS AND REPAYMENTS OF LOANS






                                                                           AMOUNT OF
                                          AMOUNT OF       UNPAID         CONVERSION OF        AMOUNT OF
                                        PRINCIPAL OF     PRINCIPAL         REVOLVING        CONTINUATION    IF EURODOLLAR
                           AMOUNT OF     REVOLVING       BALANCE OF       CREDIT LOAN       OF REVOLVING     LOAN, LENGTH
                           REVOLVING    CREDIT LOANS     REVOLVING        TO ANOTHER        CREDIT LOAN      OF INTEREST   NOTATION
     DATE         TYPE    CREDIT LOAN      REPAID       CREDIT LOANS         TYPE           AS SAME TYPE       PERIOD       MADE BY
     ----         ----    -----------   ------------    ------------     -------------     --------------   -------------  --------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------





                                      F2-3

                                   EXHIBIT F-3

                             FORM OF SWING LINE NOTE

                  THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$______________________                                       New York, New York
                                                          --------------, ------


                  FOR VALUE RECEIVED, the undersigned, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to LEHMAN COMMERCIAL PAPER INC. (the "SWING LINE LENDER") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) _______________ DOLLARS ($__________________), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans outstanding to the Swing Line Lender made pursuant to Section 2.6 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof, or on a continuation thereof that shall be attached hereto and made a part hereof, the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.

                  This Note (a) is the Swing Line Note referred to in the Credit Agreement dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Swing Line Lender, the several other banks and financial institutions or entities from time to time party thereto, as lenders, Merrill Lynch, Pierce Fenner & Smith, Incorporated and Deutsche Bank Securities Inc., as Co-Documentation Agents, Lehman Commercial Paper Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.



                                      F3-1

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



SPANISH BROADCASTING SYSTEM, INC.



By:
    -------------------------------------
    Name:
    Title:





                                      F3-2

                                   SCHEDULE A
                               TO SWING LINE NOTE

                          LOANS AND REPAYMENTS OF LOANS



                                                              AMOUNT OF                       UNPAID
                                     AMOUNT OF             PRINCIPAL OF SWING            PRINCIPAL BALANCE OF
              DATE               SWING LINE LOANS          LINE LOANS REPAID                SWING LINE LOANS       NOTATION MADE BY
              ----               ----------------          ------------------            --------------------      ----------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------





                                      F3-3

                                    EXHIBIT G

                          FORM OF EXEMPTION CERTIFICATE

                  Reference is made to the Credit Agreement, dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. _________ (the "NON-U.S. LENDER") is providing this certificate pursuant to Section 2.20(f) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

                  1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by the Note(s) in respect of which it is providing this Certificate.

                  2. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "CODE"). In this regard, the Non-U.S. Lender further represents and warrants that:

                  (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

                  (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

                  3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

                  4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate.

                                       [NAME OF NON-U.S. LENDER]


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Date:
     ------------------------------

                                    EXHIBIT H

                           FORM OF CLOSING CERTIFICATE

                  Pursuant to Section 5.1(i) of the Credit Agreement dated as of October 30, 2003 (the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "COMPANY") hereby certifies as follows:

                  1. The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  2. ____________ is the duly elected and qualified Corporate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

                  3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and the other transactions to be completed on the Closing Date, all as contemplated by the Loan Documents. [BORROWER ONLY.]

                  4. The conditions precedent set forth in Section 5.1 of the Credit Agreement were satisfied as of the Closing Date except as set forth on
Schedule I hereto. [BORROWER ONLY.]

                  5. Attached hereto as Attachment 1 is a calculation demonstrating that Adjusted EBITDA for the 12 month period ended June 30, 2003 was at least $41,500,000.

                  The undersigned Corporate Secretary of the Company certifies as follows:

                  1. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

                  2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  3. Attached hereto as ANNEX 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on ________________; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect [and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.]

                  4. Attached hereto as ANNEX 2 is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

                  5. Attached hereto as ANNEX 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

                  6. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

         NAME               OFFICE                DATE                SIGNATURE





                  IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.


-----------------------------------      ---------------------------------------
Name:                                    Name:
Title:                                   Title:


Date:    ____________________, ________

                                    EXHIBIT I

                                    EXHIBIT J

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement, dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE FENNER & SMITH, INCORPORATED and DEUTSCHE BANK SECURITIES INC., as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule I hereto (the "ASSIGNOR") and the Assignee identified on Schedule I hereto (the "ASSIGNEE") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an "ASSIGNED FACILITY" collectively, the "ASSIGNED FACILITIES"), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Arranger, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.20(f) of the Credit Agreement.

                  4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule I hereto (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts that have accrued to the Effective Date and to the Assignee for amounts that have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule I
                          to Assignment and Acceptance


Name of Assignor: ______________________________________________________________

Name of Assignee: ______________________________________________________________

Effective Date of Assignment: __________________________________________________




            Credit Facility                        Principal Amount                Commitment Percentage
                Assigned                                Assigned                         Assigned
            ---------------                        ----------------                ---------------------

                                                    $--------------                   ----.-----------%




[Name of Assignee]                       [Name of Assignor]


By:                                       By:
    -------------------------------           ----------------------------------
Title:                                        Title:

Accepted                                  Consented

LEHMAN COMMERCIAL PAPER INC.              SPANISH BROADCASTING SYSTEM, INC.



By:                                       By:
    -------------------------------           ----------------------------------
Title:                                        Title: